UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Exact Sciences Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

441 Charmany Drive
Madison, Wisconsin 53719

June 15, 2019

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Exact Sciences Corporation to be held at 10:00 a.m., local time, on Thursday, July 25, 2019, at The Edgewater, Grand Ballrooms A and B, 1001 Wisconsin Place, Madison, Wisconsin 53703.

We look forward to your attending either in person or by proxy. Further details regarding the matters to be acted upon at this meeting appear in the accompanying Notice of 2019 Annual Meeting and Proxy Statement. Please give this material your careful attention.

Very truly yours,

Kevin T. Conroy
Chairman, President and Chief Executive Officer

EXACT SCIENCES CORPORATION
441 Charmany Drive
Madison, Wisconsin 53719

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 25, 2019

To the Stockholders of Exact Sciences Corporation:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Stockholders of Exact Sciences Corporation, a Delaware corporation, will be held on Thursday, July 25, 2019, at 10:00 a.m., local time, at The Edgewater, Grand Ballrooms A and B, 1001 Wisconsin Place, Madison, Wisconsin 53703, for the following purposes:

1. To elect the two nominees to our Board of Directors nominated by our Board of Directors to serve for a three year term as Class I directors.

2. To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for 2019.

3. To hold an advisory vote on executive compensation.

4. To approve the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan.

5. To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on May 30, 2019, the record date fixed by our Board of Directors, are entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

By Order of our Board of Directors,

D. Scott Coward
Senior Vice President, General Counsel, Chief
Administrative Officer and Secretary

Madison, Wisconsin
June 15, 2019

Exact Sciences 2019 Proxy Statement	i

441 Charmany Drive
Madison, Wisconsin 53719

2019 PROXY SUMMARY

THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. IT DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER. PLEASE READ THE ENTIRE PROXY STATEMENT CAREFULLY BEFORE VOTING.

Your Vote

Your vote is very important. Our Board of Directors is requesting you to allow your Common Stock to be represented at our 2019 Annual Meeting by proxies named on the proxy card.

This Proxy Statement is being sent to you and all of our stockholders on or about June 15, 2019 in connection with this request.

How to Vote

Stockholders of record may vote their shares prior to the annual meeting via the Internet, by telephone or by mail.

INTERNET	TELEPHONE	MAIL
Go to www.voteproxy.com. You will need the control number included in your Proxy Card.	Dial toll-free 1-800-776-9437. You will need the control number included in your Proxy Card.	Mark, sign and date your Proxy Card and return it in the postage paid envelope provided.

Beneficial owners of shares held in "street name" may vote by following the voting instructions provided to them by their bank or broker.

Exact Sciences 2019 Proxy Statement	1

2019 PROXY SUMMARY

Summary of Voting Proposals and Voting Recommendations

Proposals	Board Recommendation

PROPOSAL 1. Election of Directors (Page 5)	FOR ALL

We are asking stockholders to vote on each director nominee to our Board of Directors named in this Proxy Statement. Our Board of Directors believes that each director nominee has the qualifications, experience, and skills necessary to represent stockholders through service on our Board of Directors.

PROPOSAL 2. Ratification of Appointment of Independent Registered Public Accounting Firm (Page 24)	FOR

Our Audit and Finance Committee has appointed BDO USA, LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. Our Audit and Finance Committee and our Board of Directors believe that the continued retention of BDO to serve as our independent auditor is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify our Audit and Finance Committee's appointment of BDO.

PROPOSAL 3. Non-Binding, Advisory Approval of Compensation to NEOs ("Say-on-Pay") (Page 28)	FOR
We are asking our stockholders to indicate their support for our executive compensation programs as described in this Proxy Statement. This vote is referred to as a "Say-on-Pay" vote.

PROPOSAL 4. Approval of Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan (Page 51)	FOR

We are asking stockholders to approve the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan, which has been approved by our Board of Directors and submitted to our stockholders, in part, due to the pending expiration in July 2020 of the Exact Sciences Corporation 2010 Omnibus Long-Term Incentive Plan (As Amended and Restated Effective July 27, 2017).

2	Exact Sciences 2019 Proxy Statement

2019 PROXY SUMMARY

Nominees for Election as Directors and Continuing Directors

Our Board of Directors recommends a vote FOR the election of each of the following nominees for director:

		Director	Director		Committee Membership
Name	Age	Since	Class	Primary Occupation	AFC	CMDC	CGN	ITP

Nominees for Election as Class I Directors

Kevin T. Conroy	53	2009	Class I	President, CEO and Chairman of the Board of Directors, Exact Sciences Corporation

Katherine S. Zanotti*	64	2009	Class I	Former CEO of Arbonne International

Continuing Directors

Thomas D. Carey*	57	2013	Class III	Founder and Managing Director, Perspective Group, LLC

Eli Casdin*	46	2017	Class II	Founder, Chief Investment Officer and Managing Director, Casdin Capital

James E. Doyle*	73	2014	Class II	Former Governor of Wisconsin (2003-2011); Currently Of Counsel, Foley & Lardner LLP, and Partner, Doyle & Boyce Strategies

Daniel J. Levangie*	68	2010	Class III	Former CEO and President, Cytyc Health Corporation; Currently Co-founder and Manager, ATON Partners

Kathleen Sebelius*	71	2019	Class II	Former Secretary of the Department of Health and Human Services (2009-2014) and former Governor of Kansas (2003-2009); Currently CEO of Sebelius Resources LLC

David A. Thompson*	77	2010	Class II	Lead Independent Director, Exact Sciences Corporation; Former Senior Vice President and President of Diagnostic Division, Abbott Laboratories

Michael S. Wyzga*	64	2015	Class III	Former Executive Vice President, Finance and Chief Financial Officer, Genzyme Corporation

* Independent Chair Member
AFC = Audit and Finance Committee; CMDC = Compensation and Management Development Committee; CGN = Corporate Governance & Nominating Committee; ITP = Innovation, Technology and Pipeline Committee

Exact Sciences 2019 Proxy Statement	3

2019 PROXY SUMMARY

Governance Highlights

Eight of nine directors independent

Annual evaluation of CEO by our Board of Directors

Annual Board and Committee self-evaluations

Board exercising a strong, independent oversight function

Robust director nominee selection process

Lead Independent Director exercising forceful, energetic and independent leadership

Audit and Finance, Compensation and Management Development, Corporate Governance and Nominating and Innovation, Technology & Pipeline Committees comprised entirely of independent directors

Robust stock ownership guidelines for independent directors and senior executive officers

Clawback provisions in our key compensation programs

Regular executive sessions of non-management directors

Annual "say on pay" advisory vote

Anti-hedging, anti-short sale and anti-pledging policies

Engagement of independent compensation consultant

4	Exact Sciences 2019 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS

PROPOSAL 1—ELECTION OF DIRECTORS

WHAT YOU ARE VOTING ON:

At the 2019 Annual Meeting, two Class I directors are to be elected to hold office until the 2022 Annual Meeting and until their successors are elected and qualified, or until the directors either resign or are removed from office.

The Company's Board of Directors currently consists of ten members and is divided into three classes serving terms of three years. Stockholders elect one class of directors at each annual meeting. The class up for election at the 2019 Annual Meeting is Class I, whose members currently include Kevin T. Conroy, Dr. John A. Fallon and Katherine S. Zanotti. Dr. John A. Fallon has decided not to stand for re-election. Upon the recommendation of the Corporate Governance and Nominating Committee of our Board of Directors, our Board of Directors has nominated and recommended Kevin T. Conroy and Katherine S. Zanotti for re-election to our Board of Directors as Class I directors. Contingent upon the election of all of the nominees for the Board of Directors at the 2019 Annual Meeting, one position will remain vacant as a result of Dr. John A. Fallon's decision not to stand for re-election to the Board of Directors. The Board of Directors plans to fill this vacancy as soon as practicable. Following the 2019 Annual Meeting, our Board of Directors intends to take such as action as may be necessary to ensure that the classes of directors of our Board of Directors are as equal as possible.

Shares represented by all proxies received by our Board of Directors and not marked so as to withhold authority to vote for any individual nominee will be voted FOR the election of the nominees named below. Our Board of Directors knows of no reason why any nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by our Board of Directors.

The Company's Corporate Governance Guidelines provide for a majority voting policy in uncontested elections of nominees to our Board of Directors. Under the majority voting policy, any nominee for director in an uncontested election who receives a greater number of votes "withheld" from his or her election than votes "for" such election must offer his or her resignation as a director to the Corporate Governance and Nominating Committee of our Board of Directors. Upon receipt of this offer of resignation, the Corporate Governance and Nominating Committee will consider the offer of resignation and recommend to our Board of Directors action to be taken with respect to the offer of resignation, including whether or not to accept such offer of resignation. Our Board of Directors will then act upon such recommendation and promptly disclose its decision, together with an explanation of the reasons behind such decision. Our majority voting policy is set forth in our Corporate Governance Guidelines, which can be found on our website located at www.exactsciences.com under "Investor Relations—Corporate Governance."

Set forth below are the nominees to be elected at the 2019 Annual Meeting and other members of our Board of Directors and, for each such other director, the year such director was first elected as a director, the positions currently held by each director with us, the year each director's current term will expire and the current class of each director.

Exact Sciences 2019 Proxy Statement	5

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

Set forth below is background information for each current director and nominee for director, as well as information regarding additional experience, qualifications, attributes or skills that led our Board of Directors to conclude that such director or nominee should serve on our Board of Directors.

Nominees for Class I Directors

KEVIN T. CONROY	DIRECTOR SINCE: 2009

Positions: President, Chief Executive Officer and Chairman of the Board of Directors Current Class of Director: I Current Term Expiration: 2019
Kevin T. Conroy, age 53, has served as our President and Chief Executive Officer since April 2009, as a director since March 2009 and as Chairman of our Board of Directors since March 2014. Mr. Conroy served as president and chief executive officer of Third Wave Technologies, Inc., a molecular diagnostics company, from December 2005 until the acquisition of Third Wave by Hologic, Inc. in July 2008. He joined Third Wave in July 2004 and served as general counsel until December 2005. Prior to joining Third Wave, Mr. Conroy held leadership positions at GE Healthcare and practiced intellectual property law in private practice. Mr. Conroy also serves as a director of Epizyme,  Inc., a clinical-stage biopharmaceutical company (NASDAQ: EPZM). He earned a bachelor's degree in electrical engineering at Michigan State University and a JD from the University of Michigan.

Mr. Conroy brings extensive business, legal and executive leadership experience to our Board of Directors. With his significant knowledge of, and breadth of experience in, the healthcare industry in general and the molecular diagnostics industry and our Company in particular, he provides our Board of Directors with a vital understanding of our business and industry.

KATHERINE S. ZANOTTI	DIRECTOR SINCE: 2009

Position: Director Current Class of Director: I Current Term Expiration: 2019
Katherine S. Zanotti, age 64, has served as a director since April 2009. She served as chief executive officer of Arbonne International from August 2009 until June 2018. Ms. Zanotti also served as Chair of Natural Products Group (the holding company of Arbonne, Nature's Gate, and Levlad) from March 2010 until March 2018 when Groupe Rocher acquired Arbonne International. Arbonne is a botanically based skin care, cosmetic and nutrition company marketed in seven countries, with revenue of over $550 million. From July 2002 to March 2006, she served as senior vice president of marketing at McDonald's Corporation. Ms. Zanotti is a retired vice president of the Procter & Gamble Company and most recently served as vice president and general manager of the North American pharmaceutical business and the corporate women's health platform. Ms. Zanotti currently serves on the Board of Trustees of Xavier University. Ms. Zanotti currently serves as a director of Cutera, Inc., a developer of cosmetic and aesthetic laser equipment (Nasdaq:CUTR). She previously served as a director of Hill-Rom Holdings, Inc., a worldwide manufacturer and provider of medical technologies and related services (NYSE:HRC); Mentor Corporation, a medical device company; Alberto Culver Company, a personal care products company; and Third Wave Technologies, Inc., a molecular diagnostics company. Ms. Zanotti earned a bachelor's degree in economics and studio fine arts from Georgetown University and an MBA with a concentration in marketing and finance from Xavier University.

Ms. Zanotti's extensive executive, managerial and leadership experience, including many years in the pharmaceutical industry, positions her well to serve as a member of our Board. Her business acumen and experience on the boards of directors of numerous companies make her a valuable addition to our Board of Directors.

6	Exact Sciences 2019 Proxy Statement

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

Other Members of our Board of Directors

THOMAS D. CAREY	DIRECTOR SINCE: 2013

Position: Director Current Class of Director: III Current Term Expiration: 2021
Thomas D. Carey, age 57, has served as a director since April 2013. Mr. Carey is the founder and Managing Director of Perspective Group, LLC, a human capital and executive search firm serving the healthcare industry. Previously, Mr. Carey was a member at Spencer Stuart, a global executive search firm, from 2010 through 2015, where he was responsible for leading the firm's global efforts in providing board services to companies within all segments of the healthcare market. Prior to Spencer Stuart, Mr. Carey was with Russell Reynolds Associates from 2001 to 2010 where he served as a Partner and Co-Head of the firm's Global Life Sciences Practice for the three years preceding his move to Spencer Stuart. Prior to entering the search industry, Mr. Carey served as an investment banker and then chief financial officer of both private and public healthcare and information technology companies. Mr. Carey earned a bachelor's degree from the College of the Holy Cross and an MBA from the Kellogg Graduate School of Management at Northwestern University.

Mr. Carey brings to our Board of Directors more than 20 years of broad life sciences industry expertise. His background in finance and the executive search industry also provides our Board of Directors a valuable perspective with respect to financial strategy, key executive hires and other personnel-related matters.

ELI CASDIN	DIRECTOR SINCE: 2017

Position: Director Current Class of Director: II Current Term Expiration: 2020
Eli Casdin, age 46, founded Casdin Capital, LLC, a life sciences and healthcare investment company, in 2011 and has served as Chief Investment Officer and Managing Partner since its founding. Prior to founding Casdin Capital, Mr. Casdin was Vice President at Alliance Bernstein from 2007 to 2011 where he researched investment implications of new technologies for the life sciences and healthcare sectors. Prior to that, Mr. Casdin served as a research analyst at Bear Stearns and Cooper Hill Partners, specializing in healthcare investments in life sciences tools, diagnostics and medical devices. Mr. Casdin earned a bachelor's degree from Columbia University and an MBA from Columbia Business School.

Casdin brings to our Board of Directors significant financial and investment experience and a deep knowledge of the healthcare and life sciences industries that provides important insights into our industry and competitive landscape.

Exact Sciences 2019 Proxy Statement	7

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

JAMES E. DOYLE	DIRECTOR SINCE: 2014

Position: Director Current Class of Director: II Current Term Expiration: 2020
James E. Doyle, age 73, is currently Of Counsel at Foley & Lardner LLP, an international law firm, as well as partner of Doyle & Boyce Strategies, a consultant to several national foundations. Prior to his current positions, Gov. Doyle served two terms as the 44th governor of the state of Wisconsin from 2003 to 2011. Prior to his gubernatorial service, Gov. Doyle served three terms as the attorney general of the state of Wisconsin from January 1991 to January 2003. In connection with his service as attorney general, Gov. Doyle served as president of the National Association of Attorneys General from 1997 to 1998. Gov. Doyle also previously served as the District Attorney of Dane County, Wisconsin and worked in private practice. His extensive public service also includes stints in the Peace Corps as a teacher in Tunisia and as an attorney in a federal legal services office on the Navajo Indian Reservation. Gov. Doyle earned a bachelor's degree from the University of Wisconsin—Madison and a JD from Harvard Law School.

Gov. Doyle brings to our Board of Directors proven leadership and managerial capabilities acquired through his extensive public and private sector experience. He also provides our Board of Directors with deep knowledge of governmental and legal affairs.

JOHN A. FALLON, M.D.	DIRECTOR SINCE: 2016

Position: Director Current Class of Director: I Current Term Expiration: 2019
John A. Fallon, M.D., age 71, has served as a director since January 2016. Dr. Fallon served as Senior Vice President and Chief Physician Executive at Blue Cross Blue Shield of Massachusetts ("BCBS MA") from 2004 through 2015. Prior to his role at BCBS MA, Dr. Fallon served as Chief Executive Officer for clinical affairs at the State University of New York Downstate Medical Center, including University Hospital of Brooklyn and the clinical faculty practice plan. His professional experience also includes the Partners Healthcare System, where he was chairman of the physician network. Dr. Fallon was also the founder and CEO of North Shore Health System, a large physician-hospital organization in Massachusetts. He serves on the boards of directors of Insulet Corporation, a medical devices company (Nasdaq: PODD), AMAG Pharmaceuticals, Inc., a specialty pharmaceutical company (Nasdaq: AMAG) and Collegium Pharmaceuticals,  Inc., a specialty pharmaceutical company (Nasdaq: COLL), as well as the board of Network for Excellence in Health Innovation (NEHI) (Chair), a not-for-profit institution. Dr. Fallon also previously served on the National Committee for Quality Assurance (NCQA) Medical Standards Committee (Chair) and the New England Comparative Effectiveness Public Advisory Council (CEPAC). Dr. Fallon practiced internal medicine for more than 20 years, fulfilled his residency at Boston City Hospital, is Board Certified in Internal Medicine and is a fellow of the American College of Physicians. Dr. Fallon earned a bachelor's degree from the College of the Holy Cross, an MBA from the University of South Florida and a Doctor of Medicine from Tufts University School of Medicine.

Dr. Fallon brings to our Board of Directors extensive business experience in the healthcare industry, and his service as a physician and as an executive with numerous healthcare providers and insurers provides valuable insight to our Board of Directors.

8	Exact Sciences 2019 Proxy Statement

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

DANIEL J. LEVANGIE	DIRECTOR SINCE: 2010

Position: Director Current Class of Director: III Current Term Expiration: 2021
Daniel J. Levangie, age 68, has served as a director since July 2010. He is an experienced executive and corporate director with senior operating experience in the field of medical devices and in vitro diagnostics. Mr. Levangie is co-founder and manager of ATON Partners, a private investment firm, and Chairman, President & CEO of CereVasc, LLC, an early-stage medical device company. From 2013 through January 2017, Mr. Levangie served as President of Insulet Drug Delivery Systems. From 2011 through 2013, Mr. Levangie was chief executive officer of Dune Medical Devices, Inc. and co-founder and managing partner of Constitution Medical Investors,  Inc., a Boston-based private investment and product development firm acquired by Roche Diagnostics Corporation in July 2013. Prior to the above, Mr. Levangie held a variety of executive management positions with Cytyc Corporation until the acquisition of Cytyc by Hologic, Inc. in October 2007. These positions include executive vice president and chief operating officer, chief executive officer and president of Cytyc Health Corporation, executive vice president and chief commercial officer and president, Cytyc Surgical Products Division. Prior to joining Cytyc Corporation in 1992, Mr. Levangie held a number of sales, marketing and management positions with Abbott Laboratories, a diversified healthcare company. Mr. Levangie is currently a director of CereVasc, LLC, Dune Medical Devices and Renovia, Inc. He previously served as a director of Insulet Corporation, a medical device company (Nasdaq: PODD), Liposcience, Inc., a diagnostics company (formerly Nasdaq: LIPO), ev3, Inc., a medical device company, and Hologic, Inc., a diagnostic, imaging systems and surgical products company (Nasdaq: HOLX). Mr. Levangie is a member of the Advisory Board of the Barnett Institute of Northeastern University and is a trustee of Excel Charter School, East Boston. Mr. Levangie earned a bachelor's degree in pharmacy from Northeastern University.

Mr. Levangie brings a wealth of executive, managerial and leadership experience in the healthcare industry to our Board. He has significant board of director experience from his service on the boards of directors of numerous medical device and biotechnology companies.

KATHLEEN G. SEBELIUS	DIRECTOR SINCE: 2019

Position: Director Current Class of Director: II Current Term Expiration: 2020
Kathleen G. Sebelius, age 71, serves as CEO of Sebelius Resources LLC, a strategic consulting firm that advises private companies, non-profit organizations and financial investors. From April 2009 through June 2014, Ms. Sebelius served in President Barack Obama's Cabinet as the 21st Secretary of the Department of Health and Human Services. At HHS, Sebelius managed 11 operating agencies, 90,000 employees in 50 countries around the world, and a $1 trillion budget. Prior to that Ms. Sebelius served as Governor of Kansas from 2003 to 2009. Previous elected offices include two terms as the Kansas insurance commissioner and four terms in the Kansas Legislature. Ms. Sebelius serves as a director of Dermira, Inc. (Nasdaq: DERM), a biopharmaceutical company, Myovant Sciences Ltd. (NYSE: MYOV), a biopharmaceutical company, and the Kaiser Family Foundation. She also co-chairs the Aspen Institute Health Strategy Group and serves on advisory boards for the Dole Institute of Politics, Solera Health, Out Leadership, the Estée Lauder Foundation, and the University of Kansas College of Liberal Arts and Sciences. Ms. Sebelius earned a bachelor's degree from Trinity Washington University and a master of public administration from the University of Kansas.

Ms. Sebelius brings a wealth of state and federal government expertise, management insight and health care experience to our Board of Directors with deep knowledge of the systemic challenges and opportunities to improve health care.

Exact Sciences 2019 Proxy Statement	9

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

DAVID A. THOMPSON	DIRECTOR SINCE: 2010

Position: Lead Independent Director Current Class of Director: II Current Term Expiration: 2020
David A. Thompson, age 77, has served as a director since July 2010 and as lead independent director since March 2014. He was the chairman and lead independent director of Third Wave Technologies, Inc., a molecular diagnostics company, from 2005 until its acquisition by Hologic, Inc. in July 2008. Prior to that, he retired in 1995 from Abbott Laboratories, a diversified healthcare company, where he worked for more than 30 years. He held several corporate officer positions within Abbott, including senior vice president and president diagnostic division, vice president human resources, vice president corporate materials management and vice president operations. Mr. Thompson previously served as the lead director of St. Jude Medical, Inc., a medical technology and services company (formerly NYSE: STJ), and as a director of each of Hycor Biomedical, Inc., a medical diagnostic products company, LifeCell Corporation, a biological products company, NABI, a biopharmaceutical company, and TriPath Imaging, Inc., an automated imaging company. Mr. Thompson earned a bachelor's degree from South Dakota State University.

Mr. Thompson brings to our Board of Directors extensive executive and leadership experience in the healthcare industry in general and the molecular diagnostics industry in particular. His prior service as lead independent director for other companies provides a valuable perspective to our Board.

MICHAEL S. WYZGA	DIRECTOR SINCE: 2015

Position: Director Current Class of Director: III Current Term Expiration: 2021
Michael S. Wyzga, age 64, served as the President and Chief Executive Officer and a member of the board of directors of Radius Health, Inc., a biopharmaceutical company focused on developing new therapeutics for the treatment of osteoporosis and other women's health conditions, from December 2011 to November 2013. Prior to that, Mr. Wyzga served in various senior management positions at Genzyme Corporation, a global biotechnology company. Mr. Wyzga joined Genzyme in March 1997 and most recently served as Executive Vice President, Finance from May 2003 until November 2011 and as Chief Financial Officer from July 1999 until November 2011. Mr. Wyzga is an independent healthcare consultant and currently serves as Chairman of the Board of Directors of Gensight Biologics S.A., a clinical-stage biologics company (EPA: SIGHT), Chairman of the Board of Directors of X4 Pharmaceuticals, a biopharmaceutical company (Nasdaq: XFOR), and LogiBio Therapeutics, Inc., a biopharmaceutical company (Nasdaq: LOGC),, and previously served as a director of Prosensa Holding N.V. (formerly Nasdaq: RNA), a biotechnology company, and Idenix Pharmaceuticals, Inc. (formerly Nasdaq: IDIX), a pharmaceutical company. Mr. Wyzga earned a bachelor's degree from Suffolk University and an MBA from Providence College.

Mr. Wyzga brings extensive financial and managerial experience in the biotechnology and biopharmaceutical industries to our Board of Directors with key insight into financial and strategic initiatives as well as extensive public company board service within our industry.

10	Exact Sciences 2019 Proxy Statement

INFORMATION CONCERNING EXECUTIVE OFFICERS

INFORMATION CONCERNING EXECUTIVE OFFICERS

Set forth below is background information relating to our executive officers. Kevin T. Conroy is discussed above under Information Concerning Directors and Nominees for Director.

JEFFREY T. ELLIOTT

Position: Chief Financial Officer
Jeffrey T. Elliott, age 41, has served as our Chief Financial Officer since November 2016. Prior to his appointment as Chief Financial Officer, Mr. Elliott served as the Company's Vice President, Business Development and Strategy, from June 2016 to November 2016. Prior to joining the Company, from 2007 to 2016, Mr. Elliott was with Robert W. Baird & Co., where from June 2012 to June 2016 he was a senior research analyst who covered diagnostics and life science tools companies. Earlier in his career, Mr. Elliott worked in a supply chain role for Walgreens and as a consultant at Cap Gemini Ernst & Young. Mr. Elliott earned a bachelor's degree in business administration from the University of Illinois at Urbana-Champaign and an MBA from the University of Chicago Booth School of Business. Mr. Elliott is a CFA charterholder.

D. SCOTT COWARD

Positions: Senior Vice President, General Counsel, Chief Administrative Officer and Secretary
D. Scott Coward, age 55, has served as our Senior Vice President, General Counsel and Secretary since January 2015 and as our Chief Administrative Officer since July 2018. He joined us from the global law firm K&L Gates LLP, where he practiced corporate and securities law and served as managing partner of the Raleigh, NC office. Prior to his tenure at K&L Gates, Mr. Coward served as General Counsel of Blue Rhino Corporation, a leading supplier of consumer propane-related products. Prior to Blue Rhino, Mr. Coward served as an Associate General Counsel at GE Medical Systems in Milwaukee, WI, and prior to that, as a partner at the Raleigh, NC law firm Smith Anderson Blount Dorsett Mitchell & Jernigan LLP. Mr. Coward earned a bachelor's degree in business administration from the University of North Carolina—Chapel Hill and a JD from Columbia Law School.

Exact Sciences 2019 Proxy Statement	11

INFORMATION CONCERNING EXECUTIVE OFFICERS

MARK STENHOUSE

Position: President, Cologuard
Mark Stenhouse, age 52, has served as President, Cologuard since April 2018. Prior to joining Exact, Mr. Stenhouse worked for over 25 years at Abbott Laboratories (NYSE: ABT) and AbbVie, Inc. (NYSE: ABVV), including in a number of executive and managerial positions within its U.S. Immunology division. Most recently, from October 2016 until March 2018, Mr. Stenhouse served as Vice President, U.S. Immunology, where Mr. Stenhouse developed AbbVie's U.S. expansion into the immunology marketplace. From April 2010 until September 2016, Mr. Stenhouse served as Vice President and Vice President/General Manager, U.S. Immunology—Gastroenterology Franchise, where Mr. Stenhouse led a successful turnaround of the franchise, including approval of HUMIRA for treatment of Ulcerative Colitis. From September 2006 through March 2010, Mr. Stenhouse held various senior management, marketing and sales positions within Abbott Laboratories' U.S. Immunology division. Mr. Stenhouse earned a bachelor's degree in business administration from College of Charleston.

ANA HOOKER

Position: Senior Vice President, Operations
Ana Hooker, age 53, has served as our Senior Vice President, Operations since 2015 where she is responsible for laboratory operations, manufacturing, information technology and corporate quality. Ms. Hooker joined Exact Sciences in 2013 to start our clinical laboratory pending FDA approval of Cologuard. Ms. Hooker brings over 20 years of clinical laboratory experience to Exact Sciences. Prior to joining Exact, Ms. Hooker was at ARUP Laboratories for 15 years, where she served as the Senior Vice President, Division Manager for anatomic pathology, oncology and genetics and, prior to such position, as Vice President, Division Manager for genetics. While at ARUP Laboratories, she held positions of increasing responsibility, including Group Manager for the Divisions of Oncology and Genetics and Technical Supervisor of the University of Utah Hospital Clinical Laboratories. Ms. Hooker earned a bachelor's degree from Kansas State University, her Medical Technologist certification from Hays Pathology Laboratories and an MBA from Westminster College.

SCOTT JOHNSON

Position: Senior Vice President, Research and Development
Scott Johnson, age 50, has served as our Senior Vice President, Research & Development since September 2017. He joined us from Luminex Corporation, a molecular diagnostic product and life sciences tools manufacturer, where he served as Vice President—Assay Research & Development from 2014 to 2017 and as Vice President—Product Development & Manufacturing from 2011 to 2014. Prior to EraGen Biosciences' acquisition by Luminex, Dr. Johnson served as EraGen Biosciences' Vice President—Product from 2008 to 2011. Dr. Johnson earned a bachelor's degree in biotechnology from Rochester Institute of Technology, a doctorate in cellular and molecular biology from University of Wisconsin—Madison and an MBA from the Kellogg Graduate School of Management at Northwestern University.

12	Exact Sciences 2019 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

Board Independence

Our Board of Directors has determined that each of Thomas D. Carey, Eli Casdin, James E. Doyle, John A. Fallon, M.D., Daniel J. Levangie, Kathleen Sebelius, David A. Thompson, Michael S. Wyzga and Katherine S. Zanotti is an independent director within the meaning of the director independence standards of The NASDAQ Stock Market, Inc. ("NASDAQ"). Furthermore, our Board of Directors has determined that all of the members of our Audit and Finance Committee, Compensation and Management Development Committee, Corporate Governance and Nominating Committee and Innovation, Technology and Pipeline Committee are independent within the meaning of the director independence standards of NASDAQ and the rules of the SEC applicable to each such committee.

Executive Sessions of Independent Directors

Executive sessions of our independent directors are generally scheduled following each regularly scheduled in-person meeting of our Board of Directors. Executive sessions are led by David A. Thompson, our lead independent director, who actively solicits other independent directors for agenda items in advance of such meetings. Executive sessions of our independent directors are generally divided into two parts. The first part consists of a meeting between the independent directors and Kevin T. Conroy, our chairman and chief executive officer, and the second part consists of a meeting solely of the independent directors. The independent directors utilize the executive sessions to discuss, among other items, corporate strategy and planning, including succession planning for our executive officers.

Board Qualifications

Our Corporate Governance and Nominating Committee is responsible for identifying the appropriate qualifications, skills and characteristics desired of members of our Board of Directors in the context of the needs of the business and the current composition and needs of our Board of Directors.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. Our Board of Directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. We are committed to actively seeking female and minority candidates for the pool from which Board candidates are chosen. All candidates for director nominee must have time available to devote to the activities of our Board of Directors. Our Corporate Governance and Nominating Committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominees who do not meet all of these criteria may still be considered for nomination to our Board of Directors if our Corporate Governance and Nominating Committee believes that the candidate will make an exceptional contribution to us and our stockholders.

Board Leadership Structure

Currently, Mr. Conroy serves as both the Chairman of our Board of Directors and the Chief Executive Officer of the Company. Our bylaws permit these positions to be held by the same person, and our Board of Directors believes that it is in the best interests of the Company to retain flexibility in determining whether to separate or combine the roles of Chairman and Chief Executive Officer based on our circumstances. While our Board of Directors does not have a formal policy regarding the separation of the roles of Chairman and Chief Executive Officer, our Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of senior management, a highly engaged Board of Directors, and the right balance between (i) effective independent oversight of the Company's business, (ii) our Board of Directors' activities and (iii) consistent corporate leadership. Our Board of Directors is open to, and assesses on at least an annual basis, different structures that provide such an optimal leadership structure, particularly given the dynamic and competitive environment in which the Company operates. As part of its most recent such assessment, the independent directors gave thorough consideration to a number of factors, including, but not limited to, the strategic goals of the Company, the dynamics of our Board of Directors, best practices within our industry, and the status of the Company's progress with respect to certain key strategic initiatives.

Based upon these considerations, the independent directors determined to maintain our Board of Directors' current leadership structure with Mr. Conroy serving as both the Chairman of our Board of Directors and the Chief Executive Officer of the Company. The independent directors based this determination on (1) Mr. Conroy's extensive experience in and knowledge of the Company, the diagnostics industry and the regulatory environment, (2) the highly effective bridge Mr. Conroy's service provides between our Board of Directors and the Company's management, (3) Mr. Conroy's continued leadership and vision necessary to lead our Board of Directors and the Company through its challenging industry and macroeconomic environments, (4) Mr. Conroy's ability to make prudent and key strategic decisions in the face of the Company's rapid growth, (5) Mr. Conroy's investor-focused perspective and (6) the effective independent leadership provided on the Board of Directors by David A. Thompson, currently serving in his role as lead independent director.

At any time that the Company does not have an independent chairman of the Board of Directors, the Board of Directors shall appoint an independent director to serve as Lead Independent Director. Until April 2019, our Corporate Governance Guidelines provided that the chairperson of the Corporate Governance and Nominating Committee also served as our Lead Independent Director (in the event our Board of Directors did not have an independent chairman). In connection with our Board of Directors' most recent review of our Board leadership

Exact Sciences 2019 Proxy Statement	13

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

structure and the roles and responsibilities of our Chairman and Lead Independent Director, in April 2019 our Board of Directors approved, upon the recommendation of our Corporate Governance and Nominating Committee, amended and restated Corporate Governance Guidelines and an amended and restated Corporate Governance and Nominating Committee Charter. Among other matters, the updated corporate governance materials provide that our Lead Independent Director will be appointed annually by our Board of Directors from among all of the independent directors, whereas previously the Chair of our Corporate Governance and Nominating Committee was automatically appointed as Lead Independent Director. These changes were adopted to provide our Board of Directors with the flexibility to appoint different individuals to serve as Lead Independent Director and the Chairperson of the Corporate Governance and Nominating Committee. The Lead Independent Director is elected to serve a one-year term commencing upon the adjournment of the annual meeting of stockholders until the adjournment of the following year's annual meeting of stockholders.

Our Corporate Governance Guidelines empower our Lead Independent Director with well-defined duties that are further summarized below. In addition, our Board of Directors—which consists entirely of independent directors other than Mr. Conroy—exercises a strong, independent oversight function which enhances the accountability of the senior management team to our Board of Directors and provides for robust and impartial leadership and a unified voice that is accountable to our stockholders. This oversight function is enhanced by the fact that our Audit and Finance, Compensation and Management Development, Corporate Governance and Nominating and Innovation, Technology and Pipeline Committees are comprised entirely of independent directors. Further, our Board of Directors meetings include regular executive sessions of the independent directors and an annual evaluation of our CEO's performance against pre-determined goals. Our Board of Directors can and will change its leadership structure if our Board of Directors determines that doing so is in the best interest of the Company and its stockholders.

Lead Independent Director Duties
»
Counsel the CEO on issues of interest and/or concern to the independent directors

»
Coordinate, develop the agenda for and chair executive sessions of the Board's independent directors

»
Act as principal liaison between the independent directors and the CEO on sensitive issues

»
Lead the Corporate Governance and Nominating Committee's annual CEO review process and meet with the CEO to discuss such evaluation

»
Review recommendations for retention of consultants who report directly to the Board

»
Provide the Board's chairperson with input as to the preparation of the agenda for Board meetings

»
Advise the Board's chairperson as to the quantity, quality and timeliness of the flow of information from management to the independent directors

Corporate Governance Guidelines

Our Board of Directors has approved, upon the recommendation of the Corporate Governance and Nominating Committee, a set of Corporate Governance Guidelines under which our Board of Directors and its committees operate. Our Corporate Governance Guidelines assist the Board and its committees in the exercise of their responsibilities and establish a common set of expectations and guidelines in order to provide a

14	Exact Sciences 2019 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

strong and robust governance framework for the Company. Among other topics, our Corporate Governance Guidelines address the following matters:

»

Board Evaluation:  Our Board of Directors annually conducts a confidential performance evaluation to determine whether it and its committees are functioning adequately and effectively. As part of this evaluation, each director completes a written self-assessment questionnaire with a variety of questions designed to gather suggestions for improving the effectiveness of the Board of Directors and its committees and to solicit feedback on a range of issues, including Board composition, Board dynamics, the Board's relationship with senior management, Board agendas and meetings, Board processes and Board committees.

»

Limitation on Other Board Service:  Carrying out the duties and fulfilling the responsibilities as a member of our Board of Directors requires a significant commitment of an individual's time and attention. While our Board of Directors does not believe that explicit limits on the number of other boards of directors on which directors may serve are currently appropriate, each director must notify the Chairman in connection with accepting a seat on the board of directors of another business corporation so that the potential for conflicts or other factors compromising such director's ability to perform his or her duties for our Board of Directors may be fully assessed.

»

Board and Committee Meeting Attendance:  Each member of the Board is expected to make reasonable efforts to attend regularly scheduled meetings of the Board and to participate in telephone conference meetings or other special meetings of the Board. Attendance and participation at meetings is an important component of the directors' duties and, as such, attendance rates are taken into account by the Corporate Governance and Nominating Committee in connection with assessments of director candidates for renomination as directors.

»

Director Orientation and Continuing Education:  In order to become familiar with the Company and the functioning of our Board of Directors, our Corporate Governance and Nominating Committee has developed an orientation program designed to familiarize each new director with our business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes and our Code of Business Conduct and Ethics. In addition, each of our committees monitors the continuing education needs of its members and recommends action to the Board where appropriate. Further, our executive officers are responsible for periodically providing materials or briefing sessions for continuing directors to assist them in discharging their duties.

»

Director Access to Management and Advisors:  Directors have complete access to senior members of our management. Our Board of Directors and each of its committees is authorized to request that any Company officer or employee, outside legal counsel, independent auditor or other professional retained by the Company to render advice to the Company, attend any meeting of the Board or such committee, or otherwise meet with members of or advisors to the Board of Directors. Our Board of Directors and each committee is authorized to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its or their responsibilities.

Management Succession Planning

Our Board of Directors recognizes that one of its most important duties is to ensure continuity in the Company's senior leadership positions by overseeing the development of executive talent and planning for the succession of our senior management, including our Chief Executive Officer.

Our Corporate Governance and Nominating Committee and Compensation and Management Development Committee review and oversee the development and implementation of senior management succession plans. The Corporate Governance and Nominating Committee will periodically report to the Board of Directors on (i) such management succession plans, including recommendations and evaluations of potential successors to the Chief Executive Officer and other members of senior management and (ii) any development plans for then-current members of senior management.

Stockholder Engagement

We believe effective corporate governance requires regular, constructive and thoughtful engagement with our stockholders on a number of topics, including operating performance, corporate governance, long-term strategy, executive compensation and governance-related issues. Our Board of Directors, CEO and senior management team play a central role in our stockholder engagement strategy and we regularly engage stockholders throughout the year and consider their input. In addition, our Compensation and Management Development Committee is charged with monitoring and evaluating the Company's engagement with stockholders to solicit feedback on the Company's compensation philosophy, structure, programs, practices and policies.

We solicit ongoing feedback from major stockholders and strive for continued and robust stockholder engagement throughout the year. Our Board of Directors welcomes feedback on its corporate governance and executive compensation practices and policies and believes that continued engagement with stockholders will further align the long-term interests of our Board of Directors, the Company, its management and its stockholders.

As set forth in our Corporate Governance Guidelines, a copy of which is available at www.exactsciences.com, security holders who wish to communicate directly with our Board of Directors, the independent directors of our Board of Directors or any individual member of our Board of Directors may do so by sending such communication by certified mail addressed to the Chairman of our Board of Directors, as a representative of the entire Board of Directors, the Lead Independent Director, as a representative of the independent directors of our Board of Directors, or to the individual director or directors, in each case, c/o Secretary, Exact Sciences Corporation, 441 Charmany Drive, Madison, Wisconsin 53719. The Secretary reviews any such security holder communication and forwards relevant communications to the addressee.

Exact Sciences 2019 Proxy Statement	15

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

Policies Regarding Director Nominations

Our Board of Directors has adopted a policy concerning director nominations, a copy of which is available at www.exactsciences.com. Set forth below is a summary of certain provisions of this policy.

Process for Identifying and Evaluating Director Nominees

Our Board of Directors is responsible for selecting nominees for election to our Board of Directors by our stockholders. Our Board of Directors delegates the selection process to our Corporate Governance and Nominating Committee, with the expectation that other members of our Board of Directors, and of management, may be requested to take part in the process as appropriate. Generally, our Corporate Governance and Nominating Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by other directors or stockholders or through such other methods as our Corporate Governance and Nominating Committee deems appropriate. We are committed to actively seeking female and minority candidates for the pool from which Board candidates are chosen. Once candidates have been identified, our Corporate Governance and Nominating Committee confirms that the candidates meet the qualifications for director nominees established by our Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that our Corporate Governance and Nominating Committee deems to be helpful in the evaluation process. Our Corporate Governance and Nominating Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, our Corporate Governance and Nominating Committee recommends candidates for our Board of Directors' approval as nominees for election to our Board of Directors. Our Corporate Governance and Nominating Committee also recommends candidates for our Board of Directors' appointments to the standing committees of our Board of Directors.

Procedures for Recommendation of Director Nominees by Stockholders

The policy of our Corporate Governance and Nominating Committee is to consider properly submitted stockholder recommendations for director candidates. To submit a recommendation to our Corporate Governance and Nominating Committee for director nominee candidates, a stockholder must make such recommendation in writing and include:

»
the name and address of the stockholder making the recommendation, as they appear on our books and records, and of such record holder's beneficial owner, if any;

»
the class and number of shares of our equity that are owned beneficially and held of record by such stockholder and such beneficial owner including all "synthetic equity instruments" (e.g., derivatives, swaps, hedges, etc.), voting rights, rights to fees, dividends, or other material rights;

»
a description of the material terms of any agreements, arrangements or understandings (whether or not in writing) entered into between such stockholder or such beneficial owner and any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class of our equity;

»
the name of the individual recommended for consideration as a director nominee;

»
why such recommended candidate meets our criteria and would be able to fulfill the duties of a director;

»
how the recommended candidate meets applicable independence requirements established by the SEC and NASDAQ;

»
the recommended candidate's beneficial ownership in our securities;

»
any relationships between the recommended candidate and us which may constitute a conflict of interest; and

»
all other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if approved by our Board of Directors and elected.

Recommendations must be sent to the Chairperson of our Corporate Governance and Nominating Committee, c/o Secretary, Exact Sciences Corporation, 441 Charmany Drive, Madison, Wisconsin 53719. The Secretary must receive any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year's annual meeting of stockholders; provided, however, that with respect to a special meeting of stockholders called by us for the purpose of electing directors to our Board of Directors, the Secretary must receive any such recommendation not earlier than the 90th day prior to such special meeting nor later than the later of (1) the close of business on the 60th day prior to such special meeting or (2) the close of business on the 10th day following the day on which a public announcement is first made regarding such special meeting. We will promptly forward any such nominations to our Corporate Governance and Nominating Committee. Once our Corporate Governance and Nominating Committee receives a recommendation for a director candidate, such candidate will be evaluated in the same manner as other candidates and a recommendation with respect to such candidate will be delivered to our Board of Directors.

16	Exact Sciences 2019 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

Policy Governing Director Attendance at Annual Meetings of Stockholders

Our policy is to schedule a regular meeting of our Board of Directors on the same date as our annual meeting of stockholders and, accordingly, directors are encouraged to be present at such stockholder meetings. All individuals serving on our Board of Directors at the time of the 2018 annual meeting attended the 2018 annual meeting of stockholders.

Code of Business Conduct and Ethics

We have in place a Code of Business Conduct and Ethics (the "Code of Ethics") that applies to all of our directors, officers and employees. The Code of Ethics is designed to deter wrongdoing and promote:

»
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

»
full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications that we make;

»
compliance with applicable governmental laws, rules and regulations;

»
the prompt internal reporting of violations of the Code of Ethics to an appropriate person identified in the Code of Ethics;

»
accountability for adherence to the Code of Ethics; and

»
anonymous reporting of violations of the Code of Ethics via reporting mechanisms approved by our Audit and Finance Committee.

A current copy of the Code of Ethics is available at www.exactsciences.com. A copy may also be obtained, free of charge, from us upon a request directed to Exact Sciences Corporation, 441 Charmany Drive, Madison, Wisconsin 53719, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Ethics by posting such information on our website available at www.exactsciences.com and/or in our public filings with the SEC.

Our Board of Directors and its Committees

Board of Directors

Our bylaws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of our Board and that our Board has the authority to increase the number of directors, fill any vacancies on our Board and to decrease the number of directors to eliminate any vacancies. The number of directors currently fixed by our Board of Directors is ten.

Our Board of Directors is classified into three separate classes (Classes I, II and III), with one class of directors nominated for election each year. Our Board of Directors believes the classification of the Board is important to our philosophy of managing and promoting the Company's long-term growth. Given the highly competitive nature of our business and the complexity and evolution of the life sciences industry more broadly, it can take several years to gain a robust understanding of our business and strategy, the Company's organization and structure, our products and our industry. Electing directors to a three year term is intended to promote continuity and stability of strategy and business direction for the long-term interests and expectations of our stockholders and other stakeholders.

Our Board of Directors met 8 times during the year ended December 31, 2018. All directors attended at least 75% of the aggregate of all meetings of our Board of Directors and all committees of our Board of Directors on which he or she served during 2018.

Exact Sciences 2019 Proxy Statement	17

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

Committees

Our Board of Directors has standing Audit and Finance, Compensation and Management Development, Corporate Governance and Nominating and Innovation, Technology and Pipeline Committees. Our Board of Directors and each standing committee retains the authority to engage its own advisors and consultants. Each standing committee has a charter that has been approved by our Board of Directors. A copy of each committee charter is available at www.exactsciences.com. Each committee reviews the appropriateness of its charter annually or at such other intervals as each committee determines.

The following table sets forth the current members of each standing committee of our Board:

NAME	AUDIT AND FINANCE	COMPENSATION AND MANAGEMENT DEVELOPMENT	CORPORATE GOVERNANCE AND NOMINATING	INNOVATION, TECHNOLOGY AND PIPELINE

Thomas D. Carey

Eli Casdin

James E. Doyle

John A. Fallon, M.D.

Daniel J. Levangie

Kathleen G. Sebelius

David A. Thompson

Michael S. Wyzga

Katherine S. Zanotti

 Chair      Member

The following summarizes the membership of each committee, as well as the primary roles and responsibilities of each committee and the number of times each committee met in 2018.

AUDIT AND FINANCE COMMITTEE	NUMBER OF MEETINGS IN 2018: 9

MEMBERS » Mr. Wyzga (Chair) » Mr. Casdin » Dr. Fallon » Mr. Levangie

AMONG OTHER THINGS, OUR AUDIT AND FINANCE COMMITTEE:

»

Maintains responsibility for assisting our Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information.

»

Reviews, monitors and reports to our Board of Directors on the adequacy of the Company's financial reporting process and system of internal controls over financial reporting.

»

Selects, evaluates and replaces the independent auditor and serves as ultimate authority to which independent auditors are accountable.

»

Oversees the Company's internal audit department, including the appointment, replacement or dismissal of the director of internal audit and the internal audit department's activities, including all issued internal audit reports, major findings and updates on remediation of past findings.

»

In consultation with management, periodically reviews the adequacy of the Company's disclosure controls and procedures and approves any significant changes thereto.

»

Advises and consults with management concerning plans and objectives for the Company's capitalization, including the structure and amount of debt and equity required to meet the Company's financing needs.

»

Reviews and evaluates significant capital expenditures, mergers, acquisitions, divestitures, joint ventures and other significant transactions.

»

Provides the Audit and Finance Committee report for inclusion in our proxy statement for our annual meeting of stockholders.

»

Recommends, establishes and monitors procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

Our Board of Directors has determined that each member of our Audit and Finance Committee is independent with the meaning of the NASDAQ director independence standards and applicable rules of the SEC for audit committee members. Our Board of Directors has also determined that each of Mr. Casdin and Mr. Wyzga qualifies as an "audit committee financial expert" under the rules of the SEC.

18	Exact Sciences 2019 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE	NUMBER OF MEETINGS IN 2018: 5

MEMBERS » Ms. Zanotti (Chair) » Mr. Casdin » Mr. Doyle » Mr. Levangie

AMONG OTHER THINGS, OUR COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE:

»

Discharges the responsibilities of our Board of Directors relating to the compensation of our executive officers.

»

Evaluates and recommends to our Board of Directors appropriate compensation for the Company's independent directors.

»

Oversees the Company's procedures for consideration and determination of executive and director compensation.

»

Reviews and approves all executive compensation.

»

Administers and implements the Company's incentive compensation plans and equity-based plans.

»

Oversees succession planning for executive management and reviews the performance, potential, development and retention of current and future executive management and the organizational capability to meet short- and long-term strategic objectives.

»

Reviews and recommends the Compensation Discussion & Analysis for inclusion in our proxy statement for our annual meeting of stockholders.

»

Provides our Compensation and Management Development Committee Report for inclusion in our proxy statement for our annual meeting of stockholders.

Each member of our Compensation and Management Development Committee is a non-employee director as defined in Rule 16b-3 of the Exchange Act. Our Board of Directors has determined that each member of our Compensation and Management Development Committee is also an independent director within the meaning of NASDAQ's director independence standards and applicable SEC rules.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE	NUMBER OF MEETINGS IN 2018: 7

MEMBERS » Mr. Thompson (Chair) » Mr. Carey » Mr. Doyle » Dr. Fallon » Ms. Sebelius

AMONG OTHER THINGS, OUR CORPORATE GOVERNANCE AND NOMINATING COMMITTEE:

»

Recommends to our Board of Directors persons to serve as members of our Board of Directors and as members of and chairpersons for the committees of our Board of Directors.

»

Considers the recommendations of candidates to serve as directors submitted from our stockholders.

»

Assists our Board of Directors in evaluating the performance of our Board of Directors and our Board committees.

»

Advises our Board of Directors regarding the appropriate board leadership structure for the Company.

»

Reviews and makes recommendations to our Board of Directors on corporate governance matters.

»

Reviews the size and composition of our Board of Directors and recommends to our Board of Directors any changes it deems advisable.

Our Board of Directors has determined that each member of our Corporate Governance and Nominating Committee is an independent director within the meaning of the NASDAQ director independence standards and applicable rules of the SEC.

Exact Sciences 2019 Proxy Statement	19

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

INNOVATION, TECHNOLOGY AND PIPELINE COMMITTEE	No meetings in 2018—Committee was formed in October 2018.

MEMBERS » Mr. Levangie (Chair) » Mr. Casdin » Dr. Fallon » Ms. Sebelius

AMONG OTHER THINGS, OUR INNOVATION, TECHNOLOGY AND PIPELINE COMMITTEE:

»

Interacts with management and external advisors to develop insights and recommendations regarding the Company's approach to pipeline development and technical and commercial innovation, including:

»

Maintaining alignment between strategic commercial objectives and the Company's product development pipeline;

»

Assisting management in identification, evaluation and oversight of appropriate pipeline, technology and product development investments;

»

Working with management to prioritize medical and clinical technology needs that can effectively be addressed by the Company;

»

Development, oversight and review of key product development and other technical personnel; and

»

Assessment of new and existing intellectual property assets and risks.

»

Will support the recruitment and development of, and interaction with, the Company's scientific advisory board.

»

Provides an early assessment of, and acts as a sounding board to management with regard to, merger and acquisition opportunities that would expand the Company's pipeline or product/service offerings.

»

Provides feedback and input regarding the Company's development of innovative new business models, strategies and tactics.

Our Board of Directors has determined that each member of our Innovation, Technology and Pipeline Committee is an independent director within the meaning of the NASDAQ director independence standards and applicable rules of the SEC.

Compensation and Management Development Committee Interlocks and Insider Participation

Eli Casdin, James E. Doyle, Daniel J. Levangie and Katherine S. Zanotti served on our Compensation and Management Development Committee in 2018. None of the directors who served on our Compensation and Management Development Committee in 2018 served as one of our employees in 2018 or has ever served as one of our officers. During 2018, none of our executive officers served as a director or member of a compensation committee (or other committee performing similar functions) of any other entity of which an executive officer served on our Board of Directors or Compensation and Management Development Committee.

20	Exact Sciences 2019 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

Role of our Board of Directors in Risk Oversight

Our Board of Directors administers its risk oversight function directly and through our Audit and Finance Committee and our Compensation and Management Development Committee. Our Audit and Finance Committee regularly discusses with management the Company's major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks and reviews with management annually a summary of risk management activities including an insurance review, a review of management's precautionary plans for disaster protection, and a review of the Company's policies and procedures with respect to cybersecurity threats and related issues. Additionally, our Audit and Finance Committee assists our Board in its oversight of the Company's compliance with legal and regulatory matters. Our Compensation and Management Development Committee, together with management, has reviewed the Company's compensation policies and practices and concluded that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Cybersecurity and Data Protection Risk Management

Protecting the privacy of our patients' and employees' information and the security of our systems and networks has long been and will continue to be a priority for Exact Sciences and our Board of Directors. We have technical, administrative and physical safeguards in place to help protect against unauthorized access to, use or disclosure of patient and employee information and data we collect and store. In addition, our comprehensive information security program includes, among other aspects, vulnerability management, antivirus and malware protection, file integrity monitoring, encryption and access control.

Consistent with our Board of Directors' risk management and oversight structure, our Audit and Finance Committee has primary responsibility for overseeing our risk management practices, programs, policies and procedures related to data privacy, data protection and network security. Management provides our Audit and Finance Committee and our Board of Directors with updates about cybersecurity practices, programs, policies and procedures and the status of projects designed to strengthen internal cybersecurity and data protection. Our Board of Directors and our Audit and Finance Committee also discuss potential cybersecurity and data protection threats.

Director Compensation

  Compensation Policy for Non-Employee Directors

We maintain a compensation policy for our non-employee directors (the "Director Compensation Policy") that is intended to enable us to attract and retain, on a longer-term basis, high-qualified non-employee directors. The Director Compensation Policy is supported by a periodic benchmarking exercise conducted by Radford, an Aon Consulting Company ("Radford"), the Company's independent executive compensation consultant, which positions the cash and equity compensation paid to our non-employee directors at the market median of a peer group that is reviewed annually.

Under the Director Compensation Policy, on the date of each annual stockholders meeting, each non-employee director who continues to serve as a director following such meeting is paid an annual cash retainer as follows:

BOARD MEMBER COMPENSATION	ANNUAL RETAINER ($)

Lead Independent Director	75,000

Director	50,000

COMMITTEE CHAIRPERSON COMPENSATION	ANNUAL RETAINER ($)

Audit and Finance Committee	25,000

Compensation and Management Development Committee	20,000

Corporate Governance and Nominating Committee	13,000

Innovation, Technology & Pipeline Committee	13,000

COMMITTEE MEMBER COMPENSATION	ANNUAL RETAINER ($)

Audit and Finance Committee	12,500

Compensation and Management Development Committee	10,000

Corporate Governance and Nominating Committee	6,500

Innovation, Technology & Pipeline Committee	6,500

In lieu of cash, each non-employee director may elect to receive shares of Company common stock having an equivalent dollar value.

In addition, non-employee directors are paid cash compensation of $1,500 per meeting in atypical circumstances when (1) our Board of Directors or any committee has met more than 10 times per year or (2) our Board of Directors creates a special committee. Further, members of our Innovation, Technology & Pipeline Committee receive an additional cash payment of $5,000 per full-day, on-site, special working meeting (of which it is anticipated that two such meetings per year will take place).

Exact Sciences 2019 Proxy Statement	21

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

Under the Director Compensation Policy, on the date of each annual stockholders meeting, each non-employee director who is continuing to serve as a director following such meeting is also granted restricted stock or deferred stock units having a value of $250,000 with the number of shares of restricted stock or deferred stock units to be issued being determined based on the closing price of the Company's common stock on the grant date. In addition, if the Board chair is independent and such Board chair will continue as Board chair following the date of the annual meeting, such Board chair will be granted an additional annual restricted stock or deferred stock unit award having a value of $15,000.These annual equity grants are scheduled to vest upon the earlier of the first anniversary of the grant date or the date of the next annual stockholders meeting; provided upon the death of a director, such director's awards vest in full; upon a director's ceasing to serve for any other reason, such director's awards vest pro rata based on the number of days since the grant date; and upon a change of control, all awards vest in full.

Under the Director Compensation Policy, if a director is elected or appointed to our Board of Directors other than on the date of the Company's annual meeting of stockholders, such director's annual cash and equity compensation as described above, for the period between the date of such election or appointment and the date of the Company's next annual meeting of stockholders, will be granted in a pro rata amount on the date of such annual meeting to reflect the date of such director's election or appointment and the date of the Company's following annual meeting of stockholders. The number of shares of restricted stock or deferred stock units to be issued to the director based on the foregoing pro rata compensation is determined based on the closing price of the Company's common stock on the date of such director's appointment, and such shares of restricted stock or deferred stock units are fully vested upon grant.

Upon his or her initial election to our Board of Directors, a new director receives shares of restricted stock or deferred stock units having a value equal to $375,000 based on the closing sale price of our common stock on the date of grant. Such shares of restricted stock or deferred stock units vest in three equal annual installments.

If approved by our stockholders at the 2019 Annual Meeting, the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan (the "2019 Plan") will establish limits on the awards issuable to our non-employee directors. Under the 2019 Plan, the maximum value of all awards granted to a non-employee director, taken together with all cash fees paid to such non-employee director under any other equity compensation plan of the Company or an affiliate in a given calendar year, may not exceed $600,000 (calculating the value of any equity compensation plan awards based on the grant date fair market value for financial reporting purposes). However, awards granted to non-employee directors upon their initial election to the Board of Directors or the board of directors of an affiliate will not be counted towards this limit, and certain other limited exceptions may apply.

The foregoing compensation is in addition to reimbursement of all out-of-pocket expenses incurred by directors in attending meetings of our Board of Directors.

  Non-Employee Director Compensation in 2018

The following table provides compensation information for the one-year period ended December 31, 2018 for each non-employee member of our Board of Directors. No member of our Board employed by us receives separate compensation for services rendered as a member of our Board. Kathleen G. Sebelius did not join our Board of Directors until March 3, 2019 and thus received no compensation in the one-year period ended December 31, 2018.

NAME	FEES EARNED OR PAID IN CASH ($)		STOCK AWARDS ($)(1)		OPTION AWARDS ($)(1)	TOTAL ($)

Thomas D. Carey	56,500		199,969		—	256,469

Eli Casdin	124,856	(2)	349,558	(3)	—	474,414

James E. Doyle	66,500		199,969		—	266,469

John A. Fallon, M.D.	69,000		199,969		—	268,969

Daniel J. Levangie	—		272,469		—	272,469

David A. Thompson	—		287,969		—	287,969

Michael S. Wyzga	37,500		237,469		—	274,969

Katherine S. Zanotti	70,000		199,969		—	269,969

(1)
The amounts shown in this column indicate the grant date fair value of stock or option awards, respectively, computed in accordance with FASB ASC Topic 718. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K for 2018. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the directors.

22	Exact Sciences 2019 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

  As of December 31, 2018, the non-employee members of our Board of Directors held unexercised stock options and unvested shares of restricted stock, RSUs and deferred stock units as follows:

NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS	UNVESTED SHARES OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS

Thomas D. Carey	15,620	3,230

Eli Casdin	10,100	3,230

James E. Doyle	18,477	3,230

John A. Fallon, M.D.	84,589	3,230

Daniel J. Levangie	52,472	3,230

David A. Thompson	—	3,230

Michael S. Wyzga	12,608	3,230

Katherine S. Zanotti	25,637	3,230

(2)
Includes $52,356 fees earned in cash for the period between the date of Mr. Casdin's election to the Board of Directors and the 2018 Annual Meeting of Stockholders, paid in accordance with the Director Compensation Policy.

(3)
Includes $149,589 of stock awards earned for the period between the date of Mr. Casdin's election to the Board of Directors and the 2018 Annual Meeting of Stockholders, paid in accordance with the Director Compensation Policy.

Exact Sciences 2019 Proxy Statement	23

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

WHAT YOU ARE VOTING ON:

We are asking our stockholders to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for 2019.

Our Audit and Finance Committee of our Board of Directors has appointed BDO USA, LLP ("BDO") as our independent registered public accounting firm for the fiscal year ending December 31, 2019. We are presenting this selection to our stockholders for ratification at the annual meeting.

BDO audited our consolidated financial statements for 2018. A representative of BDO is expected to be present at the 2019 Annual Meeting. In addition to having the opportunity to make a statement, the BDO representative will be available to respond to any appropriate questions.

Vote Required for Approval

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present or represented at the 2019 Annual Meeting, in person or by proxy, and voting on such ratification. If our stockholders fail to ratify the selection of BDO as the independent registered public accounting firm for 2019, our Audit and Finance Committee will reconsider whether to retain that firm. Even if the selection is ratified, our Audit and Finance Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Board Recommendation

24	Exact Sciences 2019 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below and compensation agreements and other arrangements which are described in "Compensation And Other Information Concerning Named Executive Officers" beginning on page 29, in 2018 there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

In May 2017, the Company engaged Perspective Group LLC, an executive search firm in which Thomas Carey, a member of our Board of Directors, is majority owner, to perform certain executive searches. Under the terms of the engagement, the Company paid Perspective Group approximately $251,300 during the year ended December 31, 2018, which was less than 5% of the Perspective Group's aggregate revenue for the year ended December 31, 2018. The Company does not currently expect to pay Perspective Group any amounts for such services for the year ended December 31, 2019.

Our Board of Directors has adopted a written policy with regard to related person transactions, which sets forth our procedures and standards for the review, approval or ratification of any transaction required to be reported in our filings with the SEC or in which one of our executive officers or directors has a direct or indirect material financial interest, with limited exceptions. Our policy is that our Audit and Finance Committee shall review the material facts of all related person transactions (as defined in the related person transaction approval policy) and either approve or disapprove of the entry into any related person transaction. In the event that obtaining the advance approval of our Audit and Finance Committee is not feasible, our Audit and Finance Committee shall consider the related person transaction and, if our Audit and Finance Committee determines it to be appropriate, may ratify the related person transaction. In determining whether to approve or ratify a related person transaction, our Audit and Finance Committee will take into account, among other factors it deems appropriate, whether the related person transaction is on terms comparable to those available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction.

Exact Sciences 2019 Proxy Statement	25

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the aggregate fees billed or expected to be billed by BDO for 2018 and 2017 for audit and non-audit services, including "out-of-pocket" expenses incurred in rendering these services. The nature of the services provided for each category is described following the table.

Fee Category	2018	2017

Audit Fees(1)	$841,722	$732,769

Audit-Related Fees(2)	21,828	17,850

Tax Fees	—	—

All Other Fees(3)	—	7,087

Total	$863,550	$757,706

(1)
Audit fees include fees for professional services rendered for the audit of our consolidated annual statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC. Audit fees also include fees for professional services rendered for statutory audits performed by BDO's international affiliates.

(2)
Audit-related fees include fees for professional services rendered for the audit of our 401(k) Plan.

(3)
All other fees include fees for professional services rendered in connection with certain consulting projects undertaken by the Company.

Pre-Approval Policies and Procedures

Our Audit and Finance Committee has adopted a policy that requires that all services to be provided by the Company's independent public accounting firm, including audit services and permitted non-audit services, to be pre-approved by our Audit and Finance Committee. Our Audit and Finance Committee pre-approved all audit and permitted non-audit services provided by BDO during 2018 pursuant to this policy.

26	Exact Sciences 2019 Proxy Statement

REPORT OF THE AUDIT AND FINANCE COMMITTEE

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee is comprised of Eli Casdin, John A. Fallon, M.D., Daniel J. Levangie and Michael S. Wyzga. None of the members of the Audit and Finance Committee is an officer or employee of the Company, and the Board of Directors has determined that each member of the Audit and Finance Committee meets the independence requirements promulgated by The NASDAQ Stock Market and the SEC, including Rule 10A-3(b)(1) under the Exchange Act.

The Audit and Finance Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company's internal controls procedures. In fulfilling its oversight responsibilities, the Audit and Finance Committee has reviewed the Company's audited consolidated balance sheets at December 31, 2018 and 2017 and the related consolidated statements of operations, comprehensive loss, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2018, and has discussed them with both management and BDO USA, LLP ("BDO"), the Company's independent registered public accounting firm. The Audit and Finance Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit and Finance Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with BDO their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit and Finance Committee concerning independence. The Audit and Finance Committee has also considered and discussed the compatibility of non-audit services provided by BDO with that firm's independence.

Based on its review of the consolidated financial statements and the aforementioned discussions, the Audit and Finance Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Respectfully submitted by the Audit and Finance Committee.

  The Audit and Finance Committee:
  Michael S. Wyzga, Chairperson
  Eli Casdin
  John A. Fallon, M.D.
  Daniel J. Levangie

Exact Sciences 2019 Proxy Statement	27

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

WHAT YOU ARE VOTING ON:

At the 2019 Annual Meeting, stockholders are being asked to approve the compensation of our NEOs as disclosed in this Proxy Statement.

This Proposal 3 enables our stockholders to cast a non-binding, advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement.

As described in detail under the heading "Compensation and Other Information Concerning Named Executive Officers—Compensation Discussion and Analysis" beginning on page 29, our executive compensation program is designed to attract, motivate and retain our executive officers, who are critical to our success. Please read the "Compensation and Other Information Concerning Named Executive Officers" section beginning on page 29 for additional details about our executive compensation programs, including information about the 2018 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our executive compensation programs as described in this Proxy Statement. This vote is not intended to address any specific term of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to vote FOR the following resolution at the annual meeting:

"RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules, including the "Compensation Discussion and Analysis", the compensation tables and any related material disclosed in the proxy statement for the Company's 2018 annual meeting, is hereby APPROVED."

Although the vote on this Proposal 3 regarding the compensation of our named executive officers is not binding on our Board of Directors, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements.

Vote Required for Approval

The foregoing resolution will be approved if holders of a majority of the shares present or represented at the 2019 Annual Meeting, in person or by proxy, and voting on Proposal 3 vote in favor of such resolution.

Board Recommendation

28	Exact Sciences 2019 Proxy Statement

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Compensation Discussion and Analysis

This Compensation Discussion and Analysis explains our executive compensation program as it relates to our named executive officers ("NEOs"), whose compensation information is presented in the following tables and discussion in accordance with SEC rules:

NAME	POSITION

Kevin T. Conroy	Chairman, President and Chief Executive Officer

Jeffrey T. Elliott	Chief Financial Officer

Mark Stenhouse	President, Cologuard

D. Scott Coward	Senior Vice President, General Counsel, Chief Administrative Officer and Secretary

Maneesh K. Arora	Former Senior Vice President and Chief Operating Officer*

Graham P. Lidgard	Senior Vice President and Chief Science Officer**

*
In April 2018, Mr. Arora resigned from his positions as Senior Vice President and Chief Operating Officer and a member of our Board of Directors. Mr. Arora remained a non-executive employee of the Company for a transition period through December 31, 2018 when he retired from the Company.

**
In December 2018, Dr. Lidgard transitioned leadership of the Company's research and development function to Dr. Scott Johnson. Effective December 28, 2018, Dr. Lidgard ceased serving as an executive officer, though he continues his work as our Chief Science Officer.

Our executive compensation program is designed to focus executive behavior on achievement of both our annual and long-term objectives and strategy as well as align the interests of management with those of our stockholders. To that end, executive compensation consists of three primary elements: salary, long-term equity interests and an annual cash bonus opportunity based on individual and corporate performance.

Objectives and Philosophy of Our Executive Compensation Program

Our compensation program for our executive officers is intended to achieve the following objectives:

»
Focus executive behavior on achievement of our annual and long-term objectives and strategy;

»
Provide a competitive compensation package that enables us to attract and retain qualified executives;

»
Provide a total compensation structure that our Compensation and Management Development Committee believes is comparable to similarly-sized companies in the life sciences industry with which we may compete for talent and which consists of a mix of base salary, equity and cash incentives; and

»
Align the interests of management and stockholders by providing management with long-term incentives through equity ownership.

Elements of Executive Compensation

Our executive compensation program consists of three primary elements: salary, long-term equity interests and an annual cash bonus opportunity based on both corporate and individual performance. Pursuant to their employment agreements, certain of our executive officers participate in a long-term incentive plan that provides for certain cash payments upon certain changes of control of the Company. All of our executive officers are also eligible for certain benefits offered to employees generally, including, life, health, disability, dental and vision insurance, as well as participation in our 401(k) plan and 2010 Employee Stock Purchase Plan. We do not currently believe it is necessary for the attraction or retention of management talent to provide executive officers with compensation in the form of perquisites (other than housing and relocation benefits from time to time).

Determining Executive Compensation

It is the responsibility of our Compensation and Management Development Committee to administer our compensation practices, to ensure that they are competitive and financially prudent and that they include incentives that are designed to appropriately drive performance. To achieve this, our Compensation and Management Development Committee periodically reviews commercially-available, industry-specific compensation data for companies of generally similar employee size, stage of development and market capitalization in the diagnostic, biotechnology and medical device industries as a general guide for establishing our pay and equity practices and structures. Our Compensation and Management Development Committee, along with our Board of Directors, also reviews and approves corporate objectives used in our executive compensation program to confirm that appropriate goals have been established and tracks performance against them. On an annual basis, our

Exact Sciences 2019 Proxy Statement	29

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Compensation and Management Development Committee reviews tally sheets reflecting each executive officer's compensation history with respect to each element of compensation, as well as projected payouts that would come due in connection with a termination or change of control.

Our Compensation and Management Development Committee conducts an annual review of performance and compensation during the first quarter of each year for the purpose of determining the compensation of executive officers other than the Chief Executive Officer. As part of this review, the Chief Executive Officer submits recommendations to our Compensation and Management Development Committee relating to the compensation of these officers. Following a review of these recommendations, our Compensation and Management Development Committee approves the compensation of these officers, with such modifications to the Chief Executive Officer's recommendations as our Compensation and Management Development Committee considers appropriate.

Our Compensation and Management Development Committee's review of the Chief Executive Officer's compensation is subject to additional procedures. With input from the independent directors, the Lead Independent Director, along with our Compensation and Management Development Committee, evaluates the Chief Executive Officer's performance and reviews the evaluation with him. Based on that evaluation and review and consultation with its independent compensation consultant, our Compensation and Management Development Committee then determines the Chief Executive Officer's compensation. The Chief Executive Officer does not attend the portions of meetings of our Compensation and Management Development Committee where the Committee votes or deliberates on his compensation.

Our Compensation and Management Development Committee has engaged Radford as its independent executive compensation consultant. Our Compensation and Management Development Committee has assessed the independence of Radford pursuant to SEC and listing exchange rules and concluded that no conflict of interest exists that would prevent Radford from serving as an independent consultant to our Compensation and Management Development Committee.

Use of Peer Group Data

In early 2018, with the guidance of Radford, our Compensation and Management Development Committee conducted an annual review of the competitiveness of our executive compensation program, including the competitiveness of our base salaries, target total cash compensation, long-term incentives and target total direct compensation.

Radford analyzed the components of our executive compensation program against information blended from (1) proxy statement data from a peer group of companies that consisted of publicly-traded diagnostic, biotechnology and medical device companies that were similar to the Company in terms of stage of headcount, revenue and market capitalization and (2) survey data from a broader group of commercial stage public diagnostics, biotechnology and medical device companies with revenue between $50 million and $750 million and market capitalization between $1.0 billion and $15.0 billion.

Our Compensation and Management Development Committee seeks to identify an executive compensation peer group of approximately 20 companies in the diagnostic, biotechnology and medical device industries at a similar stage of development and comparable financial profile that may compete with the Company for executive talent. Based on Radford's review and recommendations regarding the Company's executive compensation peer group, our Compensation and Management Development Committee approved a new peer group for 2018. In its review, Radford focused on creating a peer group that:

»
Represented companies operating in the diagnostics, medical device and biotechnology industries;

»
Contained commercialized companies with respect to the stage of such companies' development; and

»
Captured comparable companies in terms of headcount, revenue and market capitalization.

Based on Radford's recommendations, our Compensation and Management Development Committee (1) removed six companies from the prior year's peer group either because they were acquired or no longer met the targeted market capitalization level and (2) added three companies to the prior year's peer group (Hologic, Masimo and Opko Health) that met the stated criteria.

30	Exact Sciences 2019 Proxy Statement

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

The companies in our peer group for 2018 were:

COMPANY	INDUSTRY

Abaxis	Health Care Equipment

ABIOMED	Health Care Equipment

Acorda Therapeutics	Biotechnology

Cardiovascular Systems	Health Care Equipment

DexCom	Health Care Equipment

Foundation Medicine	Biotechnology

Genomic Health	Biotechnology

Halozyme Therapeutics	Biotechnology

Hologic	Health Care Equipment

Insulet	Health Care Equipment

Ionis Pharmaceuticals	Biotechnology

Ironwood Pharmaceuticals	Biotechnology

Masimo	Health Care Equipment

Myriad Genetics	Biotechnology

Nektar Therapeutics	Pharmaceuticals

Opko Health	Biotechnology

Pacira Pharmaceuticals	Pharmaceuticals

Quidel	Health Care Equipment

Tesaro	Biotechnology

As part of its analysis and due to the Company's growth and significant stock price appreciation, Radford recommended a change in the methodology used by our Compensation and Management Development Committee to determine equity grants to be based entirely on grant value instead of a combination of grant value and percent of compensation. Radford also provided us with an assessment of our annual equity award burn rate and the expected retentive value of equity awards held by our executives, as well as an analysis of the alignment of Company performance and CEO compensation.

Based on Radford's analysis, we reached the following conclusions regarding our executive compensation program relative to our peer group:

»
Base salary and target total cash compensation (base salary plus annual cash bonus opportunity) levels for our NEOs had fallen to approximate the 25th percentile and should be increased to approximate the target 50th percentile per the Company's pay philosophy.

»
In light of the change in methodology for determining equity grants described above, which was expected to result in 2018 equity grants covering a substantially lower number of shares than 2017 equity grants, the aggregate value of the long-term incentive compensation awarded to our NEOs would be based on the 90th percentile.

Based on our assessment of the performance of the executives and our compensation philosophy as described in this Compensation Discussion and Analysis, in early 2018 our Compensation and Management Development Committee set salaries and target bonus opportunities as follows:

NAME	2017 BASE SALARY ($)	2018 BASE SALARY ($)

Kevin T. Conroy	632,500	695,800

Jeffrey T. Elliott	350,000	400,000

Mark Stenhouse(1)	—	500,000

D. Scott Coward(2)	400,300	430,000

Graham P. Lidgard	430,500	463,600

Maneesh K. Arora	475,900	500,000

(1)
The Company established an initial base salary for Mr. Stenhouse of $500,000 upon his hiring in April 2018.

(2)
in July 2018, the Compensation and Management Development Committee approved an increase in Mr. Coward's base salary from $430,000 to $470,000 in connection with his appointment as Chief Administrative Officer.

Exact Sciences 2019 Proxy Statement	31

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

NAME	2017 TARGET BONUS %	2018 TARGET BONUS %

Kevin T. Conroy	90%	100%

Jeffrey T. Elliott	40%	50%

Mark Stenhouse(1)	—	50%

D. Scott Coward	50%	50%

Graham P. Lidgard	50%	50%

Maneesh K. Arora	60%	60%

(1)
The Company established a target bonus opportunity for Mr. Stenhouse of 50% of base salary upon his hiring in April 2018.

As indicated in the tables below, due to the Company's growth and significant stock price appreciation and to the above-described change in the methodology used by our Compensation and Management Development Committee to determine equity grants, the annual equity awards made to our NEOs in 2018 covered a significantly smaller number of shares than the 2017 annual equity awards.

NAME	2017 OPTIONS	2018 OPTIONS

Kevin T. Conroy	240,000	68,300

Jeffrey T. Elliott	81,000	16,700

D. Scott Coward	75,000	16,700

Graham P. Lidgard	65,000	16,700

Maneesh K. Arora	132,000	40,000

NAME	2017 RSUS	2018 RSUS

Kevin T. Conroy	137,300	82,300

Jeffrey T. Elliott	37,200	20,100

D. Scott Coward	51,400	20,100

Graham P. Lidgard	46,300	20,100

Maneesh K. Arora	75,500	48,200

Mr. Stenhouse received an RSU award covering 75,000 shares upon his hiring in April 2018.

2018 Bonus Plan

Our Compensation and Management Development Committee believes that a meaningful portion of our executives' compensation should be "at risk"—in other words, contingent upon successful implementation of our strategy and goals. Accordingly, one component of our executive compensation program is an annual cash bonus opportunity under which each of our executive officers is eligible to earn an annual cash bonus with a specified target amount equal to a percentage of base salary, with the actual bonus awarded to be based upon the achievement of corporate goals determined by our Compensation and Management Development Committee in its discretion. In January 2018, our Compensation and Management Development Committee approved metrics to be used to determine 2018 bonuses, which included (1) continuing to strengthen our core Cologuard business, (2) preparation for future demand for Cologuard and (3) advancement of our product development pipeline. Our NEOs were eligible to earn bonuses for 2018 performance equal to up to 147% of their target bonuses, which were target bonuses of 100% of base salary for Mr. Conroy, 50% of base salary for Mr. Elliott, 50% of base salary for Mr. Stenhouse, 50% of base salary for Mr. Coward, 60% of base salary for Mr. Arora and 50% of base salary for Dr. Lidgard. Our Compensation and Management Development Committee determined actual bonus payments after the end of 2018 based on the Committee's assessment of the performance of the Company relative to the business goals and weightings as described in the chart below.

Performance against the applicable goals is expected to be used by our Compensation and Management Development Committee in determining annual bonus payments. However, in determining actual bonus payments our Compensation and Management Development Committee ultimately relies on its judgment after a comprehensive review of Company performance, as well as consideration of qualitative and other factors, without being tied to any formulas or pre-established weightings. Our Compensation and Management Development Committee has ultimate discretion to modify the matrix and may periodically revisit goals and weightings as circumstances change (though our Compensation and Management Development Committee did not make any such modifications with respect to 2018 bonuses).

32	Exact Sciences 2019 Proxy Statement

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

In determining 2018 bonus awards, our Compensation and Management Development Committee considered the executive team's achievement of a variety of business plan goals, as follows:

GOAL	PERFORMANCE MEASURES	TARGET WEIGHTING

Command of the core Cologuard business	» Drive demand » Engage and invest in health systems and physicians » Develop additional evidence and medical capabilities	60%

Preparation for future demand	» Invest in people, processes, technology and systems to build capacity » Strengthen and build redundancy in supply chain	20%

Advance the pipeline	» Expand Cologuard label for age 45-49, average risk population » Progress through product research phases for two new offerings	20%

In addition, our Compensation and Management Development Committee provided each member of the executive team an opportunity to earn an additional 10% of his or her target bonus amount upon satisfactory levels of employee engagement, as measured by certain employee survey satisfaction results, and the development of management and talent succession plans.

After considering the executive team's achievement of key business plan goals, our Compensation and Management Development Committee determined to award cash bonuses for 2018 performance at 114.25% of target. Accordingly, Mr. Conroy, Mr. Elliott, Mr. Stenhouse, Mr. Coward, Mr. Arora and Dr. Lidgard received cash bonuses of $794,952, $228,500, $285,625, $268,488, $342,750 and $264,832, respectively.

Annual Equity Awards

We believe successful long-term Company performance is critical to enhancing stockholder value and aligning the interests of our executive officers with those of our stockholders. Our Compensation and Management Development Committee believes that annual equity awards provide executive officers with the opportunity to acquire long-term stock ownership positions, which motivates them to focus on long-term stockholder value, with the performance of each NEO primarily governing the Compensation and Management Development Committee's considerations in determining long-term equity awards to each of them. These time-based awards are also intended to motivate the retention of our NEOs and provide our NEOs with a market competitive long-term equity incentive opportunity.

In January 2018, our Compensation and Management Development Committee approved annual equity awards to our NEOs consisting of time-vesting RSUs and stock options, including the approval of the number of shares of our common stock subject to each award. These awards were issued on February 27, 2018 in accordance with our Statement of Policy with respect to Equity Award Approvals. In connection with these annual equity awards, Mr. Conroy, Mr. Elliott, Mr. Coward, Mr. Arora and Dr. Lidgard received stock options approved in February 2018 covering 68,300, 16,700, 16,700, 40,000 and 16,700 shares, respectively. The shares underlying these options vest and become exercisable in four equal annual installments beginning on the first anniversary of the grant date. Additionally, Mr. Conroy, Mr. Elliott, Mr. Coward, Mr. Arora and Dr. Lidgard received RSUs covering 82,300, 20,100, 20,100, 48,200 and 20,100 shares, respectively. These RSUs vest in four equal annual installments beginning on the first anniversary of the grant date. Additionally, Mr. Stenhouse received an RSU award covering 75,000 shares upon his hiring in April 2018.

2010 Plan and 2019 Plan

The Company maintains the Exact Sciences Corporation 2010 Omnibus Long-Term Incentive Plan (As Amended and Restated Effective July 27, 2017) (as amended, the "2010 Plan"), under which we may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. The plan is scheduled to expire on July 16, 2020 unless earlier terminated by our Board of Directors.

In connection with the scheduled expiration of the 2010 Plan, our Board of Directors has approved, upon the recommendation of the Compensation and Management Development Committee, and has submitted to our stockholders for approval at the 2019 Annual Meeting under Proposal 4 of this Proxy Statement for the 2019 Annual Meeting, the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan (the "2019 Plan"). The 2019 Plan, like the 2010 Plan, provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards. Incentive stock options may be granted only to employees, and all other awards may be granted to our and our affiliates' employees, non-employee directors, consultants and other service providers. If approved by our stockholders at the 2019 Annual Meeting, the 2019 Plan will be administered by our Board of Directors or a committee of our Board of Directors designated by our Board of Directors to administer the 2019 Plan. Our Board of Directors has designated the Compensation and Management Development Committee to administer the 2019 Plan subject to its approval by our stockholders at the 2019 Annual Meeting.

Exact Sciences 2019 Proxy Statement	33

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Company Clawback Policy

If any of the Company's financial statements are required to be restated, the Company may be entitled to recover all or a portion of any award made under the 2010 Plan or 2019 Plan with respect to any fiscal year of the Company the financial results of which are negatively affected by the restatement. The amount to be recovered will be the amount by which the affected award exceeds the amount that would have been payable had the financial statements been initially filed as restated. Moreover, any award, amount or benefit received under the 2010 Plan or 2019 Plan, as applicable, will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy or any applicable law, as may be in effect from time to time, whether adopted prior to or following the date of the award.

Other Compensation

We permit executive officers to purchase common stock at a discount through our 2010 Employee Stock Purchase Plan on the same terms and conditions as our other employees. Executive officers may also participate in our 401(k) Plan, which allows for the investment of a portion of plan assets in shares of our common stock. Our Compensation and Management Development Committee approved a discretionary matching Company contribution to our 401(k) Plan for 2018. The matching contribution was made using Company stock in an amount equal to 100% of an employee's total deferrals into the plan up to a limit of 6% of the employee's total compensation (subject to IRS limits).

Role of Stockholder Say-on-Pay Votes

We provide our stockholders with the opportunity to cast an annual advisory vote on executive compensation (a "say-on-pay proposal"). At the Company's annual meeting of stockholders held in July 2018, approximately 89% of the votes cast on the say-on-pay proposal at the meeting were voted in favor of the proposal. Our Compensation and Management Development Committee believes this vote affirms our stockholders' support of the Company's approach to executive compensation and did not make specific changes to our executive compensation program in response to the vote. However, our Compensation and Management Development Committee continues to review and refine the design and administration of our executive pay practices. Our Compensation and Management Development Committee also will continue to consider the outcome of the Company's say-on-pay votes when making future compensation decisions for our NEOs.

Stock Ownership Guidelines

We maintain Stock Ownership Guidelines to encourage ownership of shares of the Company's common stock by our directors and senior executives, to further align their interests with the long-term interests of our stockholders and to further promote the Company's commitment to sound corporate governance. Under these guidelines, directors and senior executives have until the later of (1) April 21, 2019 and (2) three years from the date the director or senior executive becomes subject to the guidelines, to achieve an ownership target determined as follows:

POSITION	OWNERSHIP TARGETS: LOWER OF:

	Base Salary Multiple	Fixed Share Target

CEO	Number of shares with a stock value equal to or greater than 6 times base salary	Number of shares equal to or greater than base salary, divided by stock value, multiplied by 6

Senior Executive Officers	Number of shares with a stock value equal to or greater than 2 times base salary	Number of shares equal to or greater than base salary, divided by stock value, multiplied by 2

Board of Directors	Number of shares with a stock value equal to or greater than 3 times annual retainer	Number of shares equal to or greater than annual retainer, divided by stock value, multiplied by 3

Under the Base Salary Multiple, "stock value" is calculated annually at the end of each fiscal year based on the average of the closing prices of our common stock for the last 30 trading days of the fiscal year.

Under the Fixed Share Target, "stock value" is calculated as of the later of (1) January 1, 2012, and (2) the date the director or senior executive originally becomes subject to the Stock Ownership Guidelines, as the case may be, based on the average of the closing prices of our common stock for the 30 days leading up to, and inclusive of, the applicable date.

Under both the Base Salary Multiple and Fixed Share Target, "annual retainer" or "base salary" is the director's annual retainer or the executive's base salary, as applicable, at the end of each fiscal year.

Each director and senior executive is expected to continuously own sufficient shares to satisfy either the Base Salary Multiple or the Fixed Share Target ownership target once attained for as long as he or she remains subject to the Stock Ownership Guidelines. If an individual's ownership target increases because of a change in position or compensation, the individual will have a three-year period to achieve the incremental amount of shares beginning on the effective date of the change in position or compensation.

Following the initial three-year period that the director or senior executive is afforded to achieve his or her individual ownership target under the Stock Ownership Guidelines, until a director or senior executive has satisfied the applicable ownership target, the director or senior executive is

34	Exact Sciences 2019 Proxy Statement

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

required to retain an amount equal to 50% of the net shares received as the result of the exercise, vesting or payment of any Company equity awards granted to the director or executive. This amount is calculated using the closing price of our common stock on the trading day immediately preceding the date of exercise, vesting or payment of the equity award. Once a director or senior executive achieves his or her individual ownership target, the retention requirements as described above no longer will apply to such director or senior executive unless a disposition by such director or senior executive would cause such individual's stock ownership to fall below his or her ownership target.

Restrictions on Hedging and Pledging of Company Securities

Our Insider Trading Policy prohibits short sales of our securities, including a "sale against the box," by our directors and executives. Our Insider Trading Policy also prohibits directors and employees from engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, as they involve the establishment of a short position in our securities. Our Insider Trading Policy also prohibits directors and executives from holding our securities in a margin account or pledging such securities as collateral for a loan.

Our NEOs

In April 2009, Kevin T. Conroy and Maneesh K. Arora joined us as our President & Chief Executive Officer and Senior Vice President & Chief Financial Officer, respectively. In November 2016, Jeffrey T. Elliott became our Chief Financial Officer. In August 2009, Graham P. Lidgard joined us as our Senior Vice President & Chief Science Officer. In January 2015, D. Scott Coward joined us as Senior Vice President, General Counsel & Secretary. In July 2018, Mr. Coward was appointed Chief Administrative Officer in addition to his titles of Senior Vice President, General Counsel and Secretary. In April 2018, Mark Stenhouse joined us as President, Cologuard.

In February 2012, Mr. Arora was promoted to Chief Operating Officer in addition to his title of Chief Financial Officer. In August 2013, Mr. Arora dropped the title of Chief Financial Officer upon the Company's appointment of a new Senior Vice President, Finance. In April 2018, Mr. Arora resigned as our Senior Vice President and Chief Operating Officer.

In December 2018, Dr. Lidgard transitioned leadership of the Company's research and development function to Dr. Scott Johnson. Effective December 28, 2018, Dr. Lidgard ceased serving as an executive officer, though he continues his work as our Chief Science Officer.

Employment Agreements with our NEOs

We have entered into an employment agreement under which we have agreed to certain compensation arrangements and severance and change of control benefits. At this time, our Board of Directors does not intend to provide any additional tax gross-up payments to employees it may hire in the future.

Each of these packages was determined based on negotiations with the applicable NEO and taking into account his background and qualifications and the nature of his position. We believe that these compensation packages are appropriate in light of the competition for top executives in the biotechnology field and among similarly-situated companies, and that the terms of these arrangements are consistent with our executive compensation goals, including the balancing of short-term and long-term compensation to properly motivate our NEOs.

Conroy Employment Agreement

Mr. Conroy's employment agreement, dated March 18, 2009, provides for a minimum base salary and for a minimum target bonus opportunity equal to at least 50% of his base salary, with the exact amount of any such bonus to be based upon the achievement of corporate and individual performance goals to be determined by our Compensation and Management Development Committee. For 2018, Mr. Conroy's base salary was $695,800 and his target bonus opportunity was 100% of his base salary. Pursuant to his employment agreement, Mr. Conroy was also granted an option to purchase 2.5 million shares of our common stock at an exercise price of $0.83 (the closing price of our common stock on the date Mr. Conroy was hired).

Under his agreement, Mr. Conroy would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 37 below. The agreement also prohibits Mr. Conroy from engaging in certain activities involving competition with us and from soliciting our employees for an 18-month period following termination of his employment with the Company.

Elliott Employment Agreement

Mr. Elliott's employment agreement, dated November 8, 2016, provides for a minimum base salary and for a minimum target bonus opportunity equal to 40% of his base salary, with the exact amount of any such bonus to be based upon the achievement of certain goals, including corporate and individual goals, to be determined by the Chief Executive Officer and our Compensation and Management Development Committee. For 2018, Mr. Elliott's base salary was $400,000 and his target bonus opportunity was 50% of his base salary. Mr. Elliott also received a signing bonus and a relocation stipend in connection with the employment agreement.

Under his agreement, Mr. Elliott would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 37 below. The agreement also prohibits Mr. Elliott from engaging in certain activities involving competition with us and from soliciting our employees or certain of our customers for a 12-month period following termination of his employment with the Company.

Exact Sciences 2019 Proxy Statement	35

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Stenhouse Employment Agreement

Mr. Stenhouse's employment agreement, dated April 2, 2018, provides for a minimum base salary and for a minimum target bonus opportunity equal to 50% of his base salary, with the exact amount of any such bonus to be based upon the achievement of certain goals, including corporate and individual goals, to be determined by the Chief Executive Officer and our Compensation and Management Development Committee. For 2018, Mr. Stenhouse's base salary was $500,000 and his target bonus opportunity was 50% of his base salary. Mr. Stenhouse also received a signing bonus and a relocation stipend in connection with the employment agreement. Pursuant to his employment agreement, Mr. Stenhouse was also granted an RSU award covering 75,000 shares of our common stock.

Under his agreement, Mr. Stenhouse would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 37 below. The agreement also prohibits Mr. Stenhouse from engaging in certain activities involving competition with us and from soliciting our employees or certain of our customers for a 12-month period following termination of his employment with the Company.

Coward Employment Agreement

Mr. Coward's employment agreement, dated October 30, 2014, provides for a minimum base salary and for a minimum target bonus opportunity equal to 40% of his base salary, with the exact amount of any such bonus to be based upon the achievement of certain goals, including corporate and individual goals, to be determined by the Chief Executive Officer and our Compensation and Management Development Committee. For 2018, Mr. Coward's base salary was $430,000 (which was subsequently increased to $470,000 in July 2018 in connection with Mr. Coward's appointment as Chief Administrative Officer), and his target bonus opportunity was 50% of this base salary. Mr. Coward also received a relocation stipend in connection with the employment agreement. Pursuant to his employment agreement, Mr. Coward was granted RSUs covering 75,000 shares of our common stock, which vested as follows: 25% on the first anniversary of the grant date and the balance on a ratable quarterly basis over a three-year period beginning on the first anniversary of the grant date.

Under his agreement, Mr. Coward would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 37 below. The agreement also prohibits Mr. Coward from soliciting our customers for a 12-month period following termination of his employment with the Company.

Lidgard Employment Agreement

Dr. Lidgard's employment agreement, dated August 1, 2009, provides for a minimum base salary and for a minimum target bonus opportunity equal to at least 40% of his base salary, with the exact amount of any such bonus to be based upon the achievement of corporate and individual performance goals to be determined by our Compensation and Management Development Committee. For 2018, Dr. Lidgard's base salary was $463,600 and his target bonus opportunity was 50% of his base salary. Pursuant to his employment agreement, Dr. Lidgard was also granted an option to purchase 600,000 shares of our common stock, at an exercise price of $2.88 (the closing price of our common stock on the date Dr. Lidgard was hired).

Under his agreement, Dr. Lidgard would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 37 below. The agreement also prohibits Dr. Lidgard from engaging in certain activities involving competition with us and from soliciting our employees for an 18-month period following termination of his employment with the Company.

Arora Employee Transition Agreement

In connection with Mr. Arora's resignation as Senior Vice President and Chief Operating Officer and his transition into a non-executive employee role, on April 25, 2018, we entered into an Employee Transition Agreement with Mr. Arora (the "Arora Transition Agreement") pursuant to which Mr. Arora remained a non-executive employee of the Company for a transition period through December 31, 2018 (the "Transition Period"). The Arora Transition Agreement terminated our employment agreement with Mr. Arora. Pursuant to the Arora Transition Agreement, Mr. Arora continued to receive during the Transition Period the same compensation he was receiving prior to his change in roles, in exchange for a release of claims and his continued compliance with all restrictive covenants. Pursuant to the Arora Transition Agreement, upon the expiration of the Transition Period on December 31, 2018, Mr. Arora received accelerated vesting of a portion of his equity awards. The agreement also prohibits Mr. Arora from engaging in certain activities involving competition with us and from soliciting our employees for an 18-month period following termination of his employment with the Company.

Change of Control and Severance

We believe that providing executives with severance and change of control protection is important for the following reasons:

»
to allow executives to value the forward looking elements of their compensation packages, and therefore limit retention risk; and

»
to provide compensation assurances which are competitive with those of other similarly-situated companies.

Accordingly, the Company's employment agreements and equity awards generally provide for salary continuation in the event of certain employment terminations beyond the control of the executive, as well as varying degrees of accelerated vesting of equity awards in the event of a change of control of the Company.

For further information see "Potential Benefits upon Termination or Change of Control" below.

36	Exact Sciences 2019 Proxy Statement

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Potential Benefits upon Termination or Change of Control

This "Potential Benefits upon Termination or Change of Control" section should be read in conjunction with the "Potential Payments upon Termination or Change of Control" section below, which provides a table that quantifies the benefits described in this section.

Severance and Change of Control Arrangements in General

We have entered into employment agreements and maintain certain plans that will require us to provide compensation and other benefits to our executive officers in connection with certain events related to a termination of employment or change of control. In connection with Mr. Arora's resignation as Senior Vice President and Chief Operating Officer and his transition into a non-executive employee role, on April 25, 2018, we entered into the Arora Transition Agreement, pursuant to which Mr. Arora remained a non-executive employee of the Company for the Transition Period. Pursuant to the Arora Transition Agreement, upon the expiration of the Transition Period on December 31, 2018, Mr. Arora received accelerated vesting of a portion of his equity awards, as described below.

Conroy Employment Agreement

Under his employment agreement, Mr. Conroy would, upon termination without "cause," resignation for "good reason" or certain "change of control" events (in each case as defined in Mr. Conroy's agreement), be entitled to receive certain benefits, as described below.

Under Mr. Conroy's employment agreement, upon termination without cause or resignation for good reason, Mr. Conroy would become entitled to receive the following:

»
Salary continuation for a period of 18 months at his then current base salary;

»
Any accrued but unpaid bonus, including any performance-based bonus, as of the termination date, on the same terms and at the same times as would have applied had Mr. Conroy's employment not terminated;

»
The pro rata portion of a target bonus or any other performance-based bonus, provided that an annual incentive bonus is paid to other senior executives of the Company at the end of the applicable period within which Mr. Conroy's employment was terminated;

»
If Mr. Conroy elects COBRA coverage for health and/or dental insurance, Company-paid monthly premium payments for such coverage until the earliest of: (1) 12 months from the termination date; (2) the date Mr. Conroy obtains employment offering health and/or dental coverage comparable to that offered by the Company; or (3) the date COBRA coverage would otherwise terminate;

»
A payment of $10,000 towards the cost of an outplacement consulting package within 30 days of termination;

»
The vesting of the then unvested equity awards granted to Mr. Conroy (whether stock options, restricted stock or stock purchase rights under the Company's equity compensation plan, or other equity awards) will immediately accelerate by a period of 12 months; and

»
A change in the exercise period for vested equity awards such that vested equity awards become exercisable until the earlier of (1) two years from the date of termination of employment and (2) the latest date on which those equity awards expire or are eligible to be exercised under the grant agreements, determined without regard to such termination or resignation.

Under Mr. Conroy's employment agreement, in connection with a change of control, Mr. Conroy would become entitled to receive the following:

»
In the event of termination by the Company without cause or by Mr. Conroy for good reason, within 12 months before, or if Mr. Conroy remains employed with the Company on the effective date of, a change of control, a lump-sum payment equal to 24 months of base salary and his pro rata target bonus through the effective date of the change of control; provided, that any payments previously made to Mr. Conroy in connection with the termination of his employment by the Company without cause or by Mr. Conroy with good reason within the 12 months preceding a change of control would be credited against any such lump-sum payment;

»
Accelerated vesting of all outstanding unvested equity awards (whether stock options, restricted stock or stock purchase rights under the Company's equity compensation plans, or other equity awards), subject to Mr. Conroy's agreement to remain employed by the Company or any successor, if requested, for a period of at least six months following the change of control at his then current base salary;

»
In the event Mr. Conroy's employment is terminated by the Company without cause or by Mr. Conroy for good reason in anticipation or contemplation of a pending or potential change of control or while a potential change of control is under consideration or being negotiated by the Company's Board of Directors, Mr. Conroy will be deemed to remain an employee for purposes of the incentive plan to which he is entitled to participate under his employment agreement (the "Long Term Incentive Plan") as of the effective date of the change of control and will receive a full payout under the Long Term Incentive Plan as described in his employment agreement as though he remained an employee of the Company as of the effective date of such change of control; and

»
A tax gross-up payment in an amount sufficient to cause the net amount retained by him, after deduction of any parachute payment excise taxes, to equal the amounts payable as described above. At this time, our Board of Directors does not intend to provide any additional tax gross-up payments to employees it may hire in the future.

Exact Sciences 2019 Proxy Statement	37

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Elliott, Stenhouse, Coward and Lidgard Employment Agreements

Under their employment agreements, Mr. Elliott, Mr. Stenhouse, Mr. Coward and Dr. Lidgard would, upon termination without "cause," resignation for "good reason" or certain "change of control" events (in each case as defined in their respective agreements), receive certain benefits, as described below.

Under their employment agreements, upon termination without cause or resignation for good reason, Mr. Elliott, Mr. Stenhouse, Mr. Coward and Dr. Lidgard would become entitled to receive the following:

»
Salary continuation for a period of 12 months (15 months for Dr. Lidgard) at his then current base salary;

»
Any accrued but unpaid bonus, including any performance-based bonus, as of the termination date, on the same terms and at the same times as would have applied had the executive's employment not terminated;

»
The pro rata portion of a target bonus or any other performance-based bonus, provided that an annual incentive bonus is paid to other senior executives of the Company at the end of the applicable period within which the executive's employment was terminated;

»
If the executive elects COBRA coverage for health and/or dental insurance, Company-paid monthly premium payments for such coverage until the earliest of: (1) 12 months from the termination date; (2) the date the executive obtains employment offering health and/or dental coverage comparable to that offered by the Company; or (3) the date COBRA coverage would otherwise terminate;

»
A payment of $10,000 towards the cost of an outplacement consulting package within 30 days of termination;

»
The vesting of the then unvested equity awards granted to the executive (whether stock options, restricted stock or stock purchase rights under the Company's equity compensation plan, or other equity awards) will immediately accelerate by a period of 12 months; provided, that, solely in respect of Mr. Stenhouse, for purposes of Performance Awards (as defined in Mr. Stenhouse's employment agreement), Mr. Stenhouse will be treated as having remained in service for an additional 12 months following actual Separation from Service (as defined in Mr. Stenhouse's employment agreement), provided that such Performance Awards will not become earned and vested solely as a result of such treatment, and the vesting and earning of all Performance Awards will remain subject to the attainment of all applicable performance goals, and such Performance Awards, if and to the extent they become earned and vested, will be payable at the same time as under the applicable award agreement; and

»
A change in the exercise period for vested equity awards such that vested equity awards become exercisable until the earlier of (1) two years from the date of termination of employment and (2) the latest date on which those equity awards expire or are eligible to be exercised under the grant agreements, determined without regard to such termination or resignation.

Under Dr. Lidgard's employment agreement, in connection with a change of control, Dr. Lidgard would become entitled to receive the following:

»
In the event of termination by us without cause or by the executive for good reason within 12 months before, or if Dr. Lidgard remains employed with the Company on the effective date of, a change of control, a lump-sum payment equal to 18 months base salary and Dr. Lidgard's pro rata target bonus through the effective date of the change of control; provided, that any payments previously made to Dr. Lidgard in connection with the termination of his employment by the Company without cause or by Dr. Lidgard with good reason within the 12 months preceding a change of control will be credited against any such lump-sum payment;

»
Accelerated vesting of all outstanding unvested equity awards (whether stock options, restricted stock or stock purchase rights under the Company's equity compensation plan, or other equity awards), subject to Dr. Lidgard's agreement to remain employed by the Company or any successor, if requested, for a period of at least six months following the change of control at his then current base salary; and

»
In the event Dr. Lidgard's employment is terminated by the Company without cause or by Dr. Lidgard for good reason in anticipation or contemplation of a pending or potential change of control or while a potential change of control is under consideration or being negotiated by the Company's Board of Directors, Dr. Lidgard will be deemed to remain an employee for purposes of the Long Term Incentive Plan as of the effective date of the change of control and will receive a full payout under the Long Term Incentive Plan as described in Dr. Lidgard's employment agreement as though he remained an employee of the Company as of the effective date of such change of control.

Under our employment agreements with Mr. Elliott, Mr. Stenhouse and Mr. Coward, all such executives would become entitled to accelerated vesting of all outstanding unvested equity awards (whether stock options, restricted stock, RSUs or stock purchase rights under the Company's equity compensation plans, or other equity awards) if (1) within 12 months after a change of control, he is terminated by the Company (or any successor) without cause or he terminates his employment for good reason, (2) a change of control happens within four months after the Company terminates him without cause or he terminates his employment for good reason or (3) solely with respect to Mr. Elliott and Mr. Coward, he remains employed by the Company (or any successor) for at least six months following a change of control. Solely with respect to Mr. Stenhouse and any Performance Awards held by him as of such change of control, such Performance Awards will be deemed to have been fully vested and earned based upon the greater of (A) an assumed achievement of all relevant performance goals at the "target" level or (B) the "actual" level of achievement of all relevant performance goals as of the change of control.

With respect to each of Mr. Elliott, Mr. Stenhouse and Mr. Coward, pursuant to the terms of the 2010 Plan, upon a change of control, and regardless of whether such executive incurs a separation from service from the Company whether four months before or within twelve months following such change of control, the vesting of the then unvested equity awards granted to such executive (whether stock options, restricted stock or stock purchase rights under the Company's equity compensation plan, or other equity awards) will immediately accelerate by a period of 12 months.

38	Exact Sciences 2019 Proxy Statement

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Conditions to Receipt of Severance and Change of Control Benefits

Under Mr. Conroy's employment agreement, the Company's obligations to provide Mr. Conroy with the severance benefits described above are contingent on:

»
Mr. Conroy's resignation from our Board of Directors in the event of any termination of Mr. Conroy's employment with the Company or upon the request of our Board of Directors in connection with any change of control;

»
Mr. Conroy's delivery and non-revocation of a signed waiver and release in a form reasonably satisfactory to the Company of all claims he may have against the Company;

»
Mr. Conroy's compliance with his Employee Confidentiality and Assignment Agreement with the Company;

»
Mr. Conroy's compliance with the 18-month non-competition covenant in his employment agreement; and

»
Mr. Conroy's compliance with the 18-month non-solicitation covenant in his employment agreement.

Under Mr. Elliott's, Mr. Stenhouse's, Mr. Coward's and Dr. Lidgard's employment agreements, the Company's obligations to provide the severance benefits described above are contingent on:

»
The executive's delivery and non-revocation of a signed waiver and release in a form reasonably satisfactory to the Company of all claims he may have against the Company;

»
The executive's compliance with the terms of his Employee Confidentiality and Assignment Agreement with the Company;

»
The executive's compliance with the 12-month (18-month for Dr. Lidgard) non-competition covenant set forth in the executive's employment agreement; and

»
The executive's compliance with the 12-month (18-month for Dr. Lidgard) non-solicitation covenant set forth in the executive's employment agreement.

Death or Disability

In accordance with each NEO's employment agreement, in the event of the death or disability of the executive during the executive's employment term, the following will occur:

»
The executive's employment and the executive's employment agreement will immediately and automatically terminate; and

»
All equity awards granted to the executive, whether stock options or stock purchase rights under the Company's equity compensation plans, or other equity awards, that are unvested at the time of termination will immediately become fully vested and exercisable upon such termination.

Change in Control Benefits under 2010 Plan and 2019 Plan

Under both the 2010 Plan and 2019 Plan, except as otherwise specifically provided in the applicable award agreement or in an executive's employment agreement, upon the consummation of a change in control (as defined in each of the 2010 Plan and 2019 Plan): all outstanding awards will remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there will be automatically substituted for the shares of our common stock then subject to the awards the consideration payable with respect of the outstanding shares of our common stock in connection with the change in control, the time vesting and exercisability of all outstanding awards will immediately accelerate by a period of twelve months, provided that, with respect to Performance Awards (as defined in each of the 2010 Plan and 2019 Plan), such acceleration will apply to Performance Awards such that if the applicable performance period is scheduled to end within 12 months following the Change in Control, the Performance Award will be deemed to have been fully vested and earned as of the Change in Control based upon the greater of (A) an assumed achievement of all relevant performance goals at the "target" level or (B) the actual level of achievement of all relevant performance goals as of the Change in Control. In addition to the foregoing, with respect to awards granted prior to the consummation of the change in control, in the event that any grantee who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the change in control is terminated without cause (as defined in each of the 2010 Plan and 2019 Plan) or terminates his or her own employment for good reason (as defined in each of the 2010 Plan and 2019 Plan) prior to the first anniversary of the consummation of the change in control: (1) all options and SARs outstanding on the date the grantee's employment is terminated, will become immediately exercisable in full and will terminate, to the extent unexercised, on their scheduled expiration date, and if the shares of our common stock subject to the options are subject to repurchase provisions then the repurchase restrictions will immediately lapse; (2) all restricted stock awards outstanding on the date the grantee's employment is terminated, will become vested in full and free of all repurchase provisions; (3) all restricted stock units that are not Performance Awards outstanding on the date the grantee's employment is terminated will become vested in full, and if the shares of common stock subject to such Restricted Stock Units are subject to repurchase provisions then such repurchase provisions will immediately lapse; (4) all other stock-based awards (as defined in each of the 2010 Plan and 2019 Plan) that are not Performance Awards will become exercisable, realizable or vested in full, and will be free of all repurchase provisions, as the case may be; and (5) all restricted stock awards, restricted stock units and other stock-based awards that are Performance Awards will become fully vested and earned based upon the greater of (A) an assumed achievement of all relevant performance goals at the "target" level or (B) the actual level of achievement of all relevant performance goals as of the change in control.

Exact Sciences 2019 Proxy Statement	39

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

The summary of the foregoing benefits arising out of a change in control under the 2010 Plan and the 2019 Plan are subject to and qualified by the terms and conditions of all applicable award agreements and employment agreements to which our named executive officers are a party, in each case, as described in this Proxy Statement.

Long Term Incentive Plan

As part of their employment agreements, we have established a Long Term Incentive Plan pursuant to which Mr. Conroy and Dr. Lidgard would be entitled to receive a cash payment upon a change of control based on the equity value of the Company as reflected in the following table.

LONG TERM INCENTIVE PLAN

	PORTION OF EQUITY VALUE

NAME	FROM $100 MILLION TO $500 MILLION	EACH INCREMENTAL $50 MILLION FROM $500 MILLION TO $1 BILLION	EACH INCREMENTAL $50 MILLION FROM $1 BILLION TO $2 BILLION	ANY AMOUNT OVER $2 BILLION

Kevin T. Conroy	1.00%	0.50%	0.25%	0.00%

Graham P. Lidgard	0.50%	0.25%	0.125%	0.00%

40	Exact Sciences 2019 Proxy Statement

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

The Compensation and Management Development Committee has reviewed and discussed with management the Compensation Discussion and Analysis (the "CD&A") for the year ended December 31, 2018, as contained in the foregoing section of this Proxy Statement. In reliance on the reviews and discussions referred to above, the Compensation and Management Development Committee recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and in this Proxy Statement.

The Compensation and Management Development Committee: Katherine S. Zanotti, Chairperson Eli Casdin James E. Doyle Daniel J. Levangie

Exact Sciences 2019 Proxy Statement	41

EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table for 2018

The following table represents summary information regarding the compensation of each of our NEOs for the three years ended December 31, 2018.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)(1)		OPTION AWARDS ($)(2)		ALL OTHER COMPENSATION ($)		TOTAL ($)

Kevin T. Conroy	2018	695,800	794,952	3,651,651		1,833,094		16,500	(3)	6,991,997
Chairman, President and	2017	632,500	920,920	5,207,789	(4)	6,487,680	(4)	16,200	(3)	13,265,089
Chief Executive Officer	2016	575,000	625,313	1,162,771		817,549		15,900	(3)	3,196,533

Jeffrey T. Elliott	2018	400,000	228,500	891,837		448,209		15,317	(3)	1,983,863
Chief Financial Officer	2017	350,000	254,800	1,410,996	(4)	1,757,080	(4)	15,351	(3)	3,788,227
	2016	157,835	108,156	2,518,999		—		156,447	(6)	2,941,437

Mark Stenhouse(5)	2018	375,000	285,625	2,910,000		—		291,631	(7)	3,862,256
President, Cologuard

D. Scott Coward	2018	446,923	268,488	891,837		448,209		29,857	(8)	2,085,314
Senior Vice President, General	2017	400,300	364,273	1,949,602	(4)	2,027,400	(4)	51,949	(9	4,793,525
Counsel, Chief Administrative Officer and Secretary	2016	370,800	241,947	880,253		181,825		15,900	(3)	1,690,725

Graham P. Lidgard	2018	463,600	264,832	891,837		448,209		16,500	(3)	2,084,978
Senior Vice President and	2017	430,500	391,755	1,756,159	(4)	2,189,592	(4)	16,200	(3)	4,784,206
Chief Science Officer	2016	391,400	227,012	752,187		181,825		15,900	(3)	1,568,324

Maneesh K. Arora	2018	500,000	342,750	4,194,790	(10)	2,922,140	(11)	28,109	(12)	7,987,789
Former Senior Vice President	2017	475,900	519,683	2,863,715	(4)	3,568,224	(4)	16,200	(3)	7,443,722
and Chief Operating Officer	2016	453,200	394,284	904,754		247,943		15,900	(3)	2,016,081

(1)
The amounts shown in this column indicate the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K for 2018. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by our NEOs.

(2)
The amounts shown in this column indicate the grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K for 2018. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by our NEOs.

(3)
Represents a matching contribution to our 401(k) plan paid in shares of our common stock.

(4)
The amounts reported in the Stock Awards and Option Awards columns for 2017 represent the grant date fair value of time-based option and RSU awards that were approved by our Compensation and Management Development Committee on January 31, 2017 and made effective (for Omnibus Plan purposes) on February 23, 2017 in accordance with our Statement of Policy with respect to Equity Award Approval (the "2017 Equity Awards"). The issuance of each 2017 Equity Award was subject to and contingent upon approval by our stockholders at the 2017 annual meeting of the First Amendment to the 2010 Omnibus Long-Term Incentive Plan (As Amended and Restated Effective April 28, 2015) (the "2017 Plan Amendment"), which approval was obtained on July 27, 2017.

Pursuant to and in accordance with FASB ASC Topic 718, the grant date fair value of each 2017 Equity Award is calculated as of July 27, 2017, the date on which the contingency of each such 2017 Equity Award was satisfied (which, in the case of the time-based option awards included in the 2017 Equity Awards, is based on a Black-Scholes valuation model based on the fair market value of our common stock on July 27, 2017). The closing price of our common stock on July 27, 2017 was $37.93.

The $37.93 closing price of our common stock on July 27, 2017 (the FASB ASC Topic 718 grant date) was significantly higher than the $21.68 closing price of our common stock on February 23, 2017, the date on which, pursuant to our Statement of Policy with respect to Equity Award Approvals, the 2017 Equity Awards would otherwise have been granted to our NEOs, and the date on which the FASB ASC Topic 718 grant date fair value would have been determined, had the 2017 Equity Awards not been subject to the contingency of stockholder approval of the 2017 Plan Amendment. Thus, as a result of applicable SEC and accounting rules—and the significant increase in the price of our common stock from February 2017 to July 2017—the values reflected in the Summary Compensation Table for the 2017 Equity Awards are meaningfully higher than the values when the Compensation and Management Development Committee approved the awards.

For illustrative purposes only, below is a table setting forth, with respect to each NEO who was an NEO in fiscal year 2017 and received an annual equity award in 2017, (i) the grant date fair value of each 2017 Equity Award as reflected in the Summary Compensation Table, (ii) the grant date fair value of each 2017 Equity Award on February 23, 2017, calculated under FASB ASC Topic 718, had such 2017 Equity Award not been subject to the contingency of stockholder approval of the 2017 Plan Amendment, (iii) the differences between such grant date fair values and (iv) each NEO's total compensation for 2017 had the grant date fair values of such NEO's 2017 Equity Awards been calculated as of February 23, 2017.

42	Exact Sciences 2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

NAME	2017 EQUITY AWARD	NUMBER OF SECURITIES UNDERLYING OPTIONS AND UNITS (#)	ASC 718 GRANT DATE FAIR VALUE AS OF JULY 27, 2017 (AS REFLECTED IN SUMMARY COMPENSATION TABLE) ($)	ASC 718 GRANT DATE FAIR VALUE AS OF FEBRUARY 23, 2017 ($)	DIFFERENCE IN GRANT DATE FAIR VALUES ($)	TOTAL 2017 COMPENSATION IN SUMMARY COMPENSATION TABLE (WITH FEBRUARY 23, 2017 GRANT DATE FAIR VALUE) ($)

Kevin T. Conroy	Stock Option	240,000	6,487,680	3,168,000	3,319,680	7,714,284
	Restricted Stock Units	137,300	5,207,789	2,976,664	2,231,125

Jeffrey T. Elliott	Stock Option	65,000	1,757,080	858,000	899,080	2,284,647
	Restricted Stock Units	37,200	1,410,996	806,496	604,500

D. Scott Coward	Stock Option	75,000	2,027,400	990,000	1,037,400	2,920,875
	Restricted Stock Units	51,400	1,949,602	1,114,352	835,250

Graham P. Lidgard	Stock Option	81,000	2,189,592	1,069,200	1,120,392	2,911,439
	Restricted Stock Units	46,300	1,756,159	1,003,784	752,375

Maneesh K. Arora	Stock Option	132,000	3,568,224	1,742,400	1,825,824	4,391,023
	Restricted Stock Units	75,500	2,863,715	1,636,840	1,226,875

(5)
Mr. Stenhouse was hired as President, Cologuard in April 2018.

(6)
Represents (i) a matching contribution to our 401(k) plan paid in shares of our common stock and (ii) signing bonuses and certain relocation and travel stipends paid to Mr. Elliott in connection with his appointment as our Chief Financial Officer in November 2016.

(7)
Represents (i) a matching contribution to our 401(k) plan paid in shares of our common stock and (ii) a signing bonus and certain relocation and travel stipends paid to Mr. Stenhouse in connection with his appointment as President, Cologuard in April 2018.

(8)
Represents (i) a matching contribution to our 401(k) plan paid in shares of our common stock and (ii) $13,357 paid in respect of a corporate apartment in Madison, Wisconsin used by Mr. Coward in 2018.

(9)
Represents (i) a matching contribution to our 401(k) plan paid in shares of our common stock and (ii) $35,749 paid in respect of a corporate apartment in Madison, Wisconsin used by Mr. Coward in 2017.

(10)
Includes $2,056,156 attributable to an incremental accounting charge incurred by the Company in 2018 in connection with the acceleration of vesting by a period of 12 months of all of Mr. Arora's time-based RSU awards on December 31, 2018 pursuant to Mr. Arora's Employee Transition Agreement.

(11)
Includes $1,848,585 attributable to an incremental accounting charge incurred by the Company in 2018 in connection with the acceleration of vesting by a period of 12 months of all of Mr. Arora's stock option awards on December 31, 2018 pursuant to Mr. Arora's Employee Transition Agreement.

(12)
Represents (i) $16,500 in matching contributions to our 401(k) plan paid in shares of our common stock; (ii) $3,390 paid by the Company to Mr. Arora for travel, lodging and other expenses incurred in respect of Mr. Arora's spouse's attendance at a Company sales conference and (iii) $8,219 in respect of a gift given by the Company to Mr. Arora upon his retirement in December 2018.

Exact Sciences 2019 Proxy Statement	43

EXECUTIVE COMPENSATION TABLES

Grants of Plan-Based Awards in 2018

The following table sets forth all plan-based awards made to our NEOs in 2018.

NAME	AWARD TYPE	GRANT DATE	ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)		GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(1)

Kevin T. Conroy	Stock Option(2)	2/27/2018		68,300	44.37		1,833,094

	Restricted Stock Units(3)	2/27/2018	82,300				3,651,651

Jeffrey T. Elliott	Stock Option(2)	2/27/2018		16,700	44.37		448,209

	Restricted Stock Units(3)	2/27/2018	20,100				891,837

Mark Stenhouse	Restricted Stock Units(4)	4/2/2018	75,000				2,910,000

D. Scott Coward	Stock Option(2)	2/27/2018		16,700	44.37		448,209

	Restricted Stock Units(3)	2/27/2018	20,100				891,837

Graham P. Lidgard	Stock Option(2)	2/27/2018		16,700	44.37		448,209

	Restricted Stock Units(3)	2/27/2018	20,100				891,837

Maneesh K. Arora	Stock Option(2)	2/27/2018		40,000	44.37		1,073,555

	Restricted Stock Units(3)	2/27/2018	48,200				2,138,634

	Stock Option(5)	4/25/2018		69,950	*	(6)	1,848,585

	Restricted Stock Units(7)	4/25/2018	54,350				2,056,156

(1)
The amounts shown in this column indicate the grant date fair value of option awards and the grant date fair value of RSUs computed in accordance with FASB ASC Topic 718. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K for 2018. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by our NEOs.

(2)
The shares underlying this option vest and become exercisable in four equal annual installments beginning on February 27, 2019.

(3)
Represents RSUs which vest in four equal annual installments beginning on February 27, 2019.

(4)
Represents RSUs which vest in three equal annual installments beginning on April 2, 2019.

(5)
Represents shares underlying time-based stock option awards, the vesting of which were accelerated to December 31, 2018 pursuant to the terms of the Employee Transition Agreement entered into between the Company and Maneesh Arora on April 25, 2018.

(6)
Pursuant to the terms of Mr. Arora's Employee Transition Agreement, on April 25, 2018, the vesting of the following stock option awards, with the corresponding exercise prices, accelerated to December 31, 2018: (i) stock option award covering 8,200 shares with an exercise price of $23.38 per share; (ii) stock option award covering 18,750 shares with an exercise price of $5.70 per share; (iii) stock option award covering 33,000 shares with an exercise price of $21.68 per share and (iv) stock option award covering 10,000 shares with an exercise price of $44.37 per share.

(7)
Represents shares underlying time-based RSUs, the vesting of which were accelerated to December 31, 2018 pursuant to the terms of the Employee Transition Agreement entered into between the Company and Maneesh Arora on April 25, 2018.

44	Exact Sciences 2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at December 31, 2018

The following table presents information about unexercised options and unvested RSUs that were held by our NEOs as of December 31, 2018.

	OPTION AWARDS					STOCK AWARDS

NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)

Kevin T. Conroy	94,425	—		9.07	02/27/22	249,725	(2)	15,757,648
	96,758	—		10.82	02/22/23
	110,000	—		13.96	02/24/24
	53,250	17,750	(3)	23.38	03/09/25
	123,650	123,650	(4)	5.70	02/26/26
	60,000	180,000	(5)	21.68	02/23/27
	—	68,300	(6)	44.37	02/27/28

Jeffrey T. Elliott	16,250	48,750	(5)	21.68	02/23/27	85,500	(7)	5,395,050
	—	16,700	(6)	44.37	02/27/28

Mark Stenhouse						75,000	(8)	4,732,500

D. Scott Coward	13,125	4,375	(3)	23.38	03/09/25	107,745	(9)	6,781,673
	27,500	27,500	(4)	5.70	02/26/26
	18,750	56,250	(5)	21.68	02/23/27
	—	16,700	(6)	44.37	02/27/28

Graham P. Lidgard	—	12,250	(3)	23.38	03/09/25	81,050	(10)	5,114,255
	—	27,500	(4)	5.70	02/26/26
	—	60,750	(5)	21.68	02/23/27
	—	16,700	(6)	44.37	02/27/28

Maneesh K. Arora	8,200	—		23.38	12/31/20	—		—
	18,750	—		5.70	12/31/20
	33,000	—		21.68	12/31/20
	10,000	—		44.37	12/31/20

(1)
The market value of unvested and unearned shares of restricted stock and RSUs is based on the closing price of our common stock on December 31, 2018 ($63.10).

(2)
Represents the unvested portions of certain RSUs that vest as follows: (1) 24,400 shares that vested on March 9, 2019; (2) 40,050 shares that vest in two equal annual installments beginning on February 26, 2019; (3) 102,975 shares that vest in three equal annual installments beginning on February 23, 2019 and (4) 82,300 shares that vest in four equal annual installments beginning on February 27, 2019.

(3)
Represents the unvested portion of an option grant that vested on March 9, 2019.

(4)
Represents the unvested portion of an option grant that vests in two equal annual installments beginning on February 26, 2019.

(5)
Represents the unvested portion of an option grant that vests in three equal annual installments beginning on February 23, 2019.

(6)
Represents the unvested portion of an option grant that vests in four equal annual installments beginning on February 27, 2019.

(7)
Represents the unvested portion of certain RSUs that vest as follows: (1) 37,500 shares that vest in two equal annual installments beginning on July 28, 2019; (2) 27,900 shares that vest in three equal annual installments beginning on February 23, 2019 and (3) 20,100 shares that vest in four equal annual installments beginning on February 27, 2019.

(8)
Represents the unvested portion of RSUs that vest in three equal annual installments beginning April 2, 2019.

(9)
Represents the unvested portion of certain RSUs that vest as follows: (1) 6,025 shares that vested on March 9, 2019; (2) 42,800 shares that vest in two equal annual installments beginning on February 26, 2019; (3) 38,550 shares that vest in three equal annual installments beginning February 23, 2019 and (4) 20,100 shares that vest in four equal annual installments beginning on February 27, 2019.

(10)
Represents the unvested portion of certain RSUs that vest as follows: (1) 8,425 shares that vested on March 9, 2019; (2) 17,800 shares that vest in two equal annual installments beginning on February 26, 2019; (3) 34,725 shares that vest in three equal annual installments beginning on February 23, 2019 and (4) 20,100 shares that vest in four equal annual installments beginning on February 27, 2019.

Exact Sciences 2019 Proxy Statement	45

EXECUTIVE COMPENSATION TABLES

2018 Option Exercises and Stock Vested Table

The following table sets forth information for each of our NEOs regarding stock option exercises and vesting of stock awards during 2018.

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)

Kevin T. Conroy	500,843	27,760,477	402,647	23,612,740	(3)

Jeffrey T. Elliott	—	—	118,959	7,234,024	(4)

Mark Stenhouse	—	—	—	—

D. Scott Coward	—	—	228,134	13,575,250	(5)

Graham P. Lidgard	51,875	1,511,126	273,903	16,597,247	(6)

Maneesh K. Arora	250,100	11,603,571	378,225	22,873,667	(7)

(1)
Value realized is calculated based on the difference between the closing price of our common stock on the date of exercise and the exercise price of the stock option.

(2)
Value realized is calculated based on the closing price of our common stock on the date of vesting.

(3)
Amount includes $19,207,451 attributable to the vesting of 304,397 Performance Share Units ("PSUs") on December 31, 2018 when the Company's Common Stock traded at $63.10 per share. The vested PSUs were settled into shares of Common Stock by the Company in January 2019.

(4)
Amount includes $5,736,358 attributable to the vesting of 90,909 PSUs on December 31, 2018 when the Company's Common Stock traded at $63.10 per share. The vested PSUs were settled into shares of Common Stock by the Company in January 2019.

(5)
Amount includes $10,670,778 attributable to the vesting of 169,109 PSUs on December 31, 2018 when the Company's Common Stock traded at $63.10 per share. The vested PSUs were settled into shares of Common Stock by the Company in January 2019.

(6)
Amount includes $14,939,114 attributable to the vesting of 236,753 PSUs on December 31, 2018 when the Company's Common Stock traded at $63.10 per share. The vested PSUs were settled into shares of Common Stock by the Company in January 2019.

(7)
Amount includes $3,429,485 attributable to the vesting of 54,350 restricted stock units on December 31, 2018 pursuant to Mr. Arora's Employee Transition Agreement, which provided for the acceleration of 100% of Mr. Arora's time-based restricted stock units outstanding at December 31, 2018 by a period of 12 months. Amount also includes $17,073,283 attributable to the vesting of 270,575 PSUs on December 31, 2018 when the Company's Common Stock traded at $63.10 per share. The vested PSUs were settled into shares of Common Stock by the Company in January 2019.

46	Exact Sciences 2019 Proxy Statement

EXECUTIVE COMPENSATION TABLES

Potential Payments upon Termination or Change of Control

The following table sets forth the estimated post-employment compensation and benefits that would have been payable to our NEOs (other than Mr. Arora) under their employment agreements, assuming that each covered circumstance occurred on December 31, 2018.

For further information regarding the following table, see the "Potential Benefits upon Termination or Change of Control" section of the Compensation Discussion & Analysis in this Proxy Statement.

NAME AND BENEFIT	SEVERANCE ELIGIBLE TERMINATION** ($)		CHANGE OF CONTROL ($)		SEVERANCE ELIGIBLE TERMINATION AND CHANGE OF CONTROL WITHIN 12 MONTHS** ($)		DEATH OR DISABILITY ($)

Kevin T. Conroy
Cash Severance	1,043,700	(1)	—		347,900	(2)	—
Bonus	794,952	(3)	—		—		—
Options and Restricted Stock	13,326,207	(4)	32,295,047	(5)	—		32,295,047	(6)
Long Term Incentive Plan	—		10,000,000	(7)	—		—
COBRA Benefits	12,418	(8)	—		—		—
Outplacement Consulting	10,000		—		—		—
Total Estimated Value	15,187,277		42,295,047		347,900		32,295,047

Jeffrey T. Elliott
Cash Severance	400,000	(9)	—		—		—
Bonus	228,500	(3)	—		—		—
Options and Restricted Stock	2,838,305	(4)	7,727,066	(5)	—		7,727,066	(6)
COBRA Benefits	12,418	(8)	—		—		—
Outplacement Consulting	10,000		—		—		—
Total Estimated Value	3,489,223		7,727,066		—		7,727,066

Mark Stenhouse
Cash Severance	500,000	(9)	—		—		—
Bonus	285,625	(3)	—		—		—
Options and Restricted Stock	1,577,500	(4)	1,577,500	(10)	3,155,000	(11)	4,732,500	(6)
COBRA Benefits	12,898	(8)	—		—		—
Outplacement Consulting	10,000		—		—		—
Total Estimated Value	2,386,023		1,577,500		3,155,000		4,732,500

D. Scott Coward
Cash Severance	470,000	(9)	—		—		—
Bonus	268,488	(3)	—		—		—
Options and Restricted Stock	4,676,278	(4)	11,176,614	(5)	—		11,176,614	(6)
COBRA Benefits	17,298	(8)	—		—		—
Outplacement Consulting	10,000		—		—		—
Total Estimated Value	5,442,064		11,176,614		—		11,176,614

Graham P. Lidgard
Cash Severance	579,500	(12)	—		115,900	(2)	—
Bonus	264,832	(3)	—		—		—
Options and Restricted Stock	4,090,155	(4)	9,765,096	(5)	—		9,765,096	(6)
Long Term Incentive Plan	—		5,000,000	(7)	—		—
COBRA Benefits	12,898	(8)	—		—		—
Outplacement Consulting	10,000		—		—		—
Total Estimated Value	4,957,385		14,765,096		115,900		9,765,096

**
"Severance Eligible Termination" means the executive's termination by the Company without cause or by the executive for good reason. In order to avoid double counting, amounts reflected in the Severance Eligible Termination column are not reflected again in the Severance Eligible Termination and Change of Control within 12 Months column.

(1)
Represents 18 months' severance.

(2)
Represents six months' additional severance for Mr. Conroy, and three months' additional severance for Dr. Lidgard, in each case, payable upon a Change in Control termination.

(3)
Represents 2018 bonus award.

(4)
Represents the value of unvested options and RSUs held on December 31, 2018 that are scheduled to vest within 12 months of such date, assuming such acceleration in connection with a Severance Eligible Termination, based upon the closing market price of the common stock on December 31, 2018 ($63.10).

(5)
Represents the value of unvested options and RSUs held on December 31, 2018, based upon the closing market price on December 31, 2018 ($63.10). These options and RSUs would vest in full upon a Change of Control (as defined in the NEO's employment agreement) if such NEO (x) remains employed by the Company (or its successor) at least six months following such Change of Control or (y) is terminated without Cause or resigns for Good Reason (each as

Exact Sciences 2019 Proxy Statement	47

EXECUTIVE COMPENSATION TABLES

  defined in the NEO's employment agreement) (1) within four months prior to the consummation of such Change of Control or (2) within 12 months following such Change of Control.

(6)
Represents the value of unvested options and RSUs held on December 31, 2018, based upon the closing market price on December 31, 2018 ($63.10). These options and RSUs would vest in full upon the NEO's death or Disability (as defined in the NEO's employment agreement).

(7)
Amount represents payment due under the Long Term Incentive Plan assuming a change of control transaction at an equity value equal to the Company's total market capitalization as of December 31, 2018.

(8)
Represents the estimated cost of paying for premiums for health and/or dental insurance for the maximum of 12 months.

(9)
Represents 12 months' severance.

(10)
Represents the value of unvested options and RSUs held on December 31, 2018 that are scheduled to vest within 12 months of such date, assuming such acceleration in connection with a Change of Control (as defined in the NEO's employment agreement), based upon the closing market price of the common stock on December 31, 2018 ($63.10).

(11)
Represents the value of unvested options and RSUs held on December 31, 2018, based upon the closing market price on December 31, 2018 ($63.10). These options and RSUs would vest in full upon a Severance Eligible Termination within 12 months of a Change of Control (as defined in the NEO's employment agreement). In order to avoid double counting, this amount excludes the value of the unvested options and RSUs set forth in the "Change of Control" column, which would also be payable upon a Severance Eligible Termination within 12 months of a Change of Control.

(12)
Represents 15 months' severance.

48	Exact Sciences 2019 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

We maintain the following equity compensation plans under which our equity securities that have been issued or are authorized for issuance to our employees and/or directors, in each case, as amended: the 2000 Stock Option and Incentive Plan, the 2010 Omnibus Long-Term Incentive Plan, the 2010 Employee Stock Purchase Plan, the 2015 Inducement Award Plan and the 2016 Inducement Award Plan. The following table presents information about these plans as of December 31, 2018.

PLAN CATEGORY	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES OUTSTANDING)

Equity compensation plans approved by security holders	8,321,282	(1)	$17.86	(2)	10,307,883	(3)

Equity compensation plans not approved by security holders	456,453	(4)	N/A		—

Total	8,777,735		$17.86		10,307,883

(1)
Includes 6,246,174 outstanding RSUs.

(2)
Does not reflect RSUs included in the first column that do not have an exercise price.

(3)
Consists of 9,071,346 shares of common stock available for future issuance under our 2010 Omnibus Long-Term Incentive Plan and 1,236,537 shares of common stock available for future issuance under our 2010 Employee Stock Purchase Plan.

(4)
Reflects RSUs issued under our 2015 Inducement Award Plan and our 2016 Inducement Award Plan granted to 613 Company employees in connection with their hiring. These inducement RSU awards convert into common stock on a one-for-one basis upon vesting and vest in four equal annual installments beginning on the first anniversary of the applicable grant date.

Exact Sciences 2019 Proxy Statement	49

CEO PAY RATIO

CEO PAY RATIO

As required by SEC rules, we are providing the following information about the relationship of the annual total compensation for 2018 of our employees and our CEO Mr. Conroy. The pay ratio provided below is a reasonable estimate calculated in accordance with SEC rules and methods for disclosure.

For 2018, the median of the annual total compensation of all our employees (other than our CEO) was $98,783; and the annual total compensation of our CEO, for purposes of this pay ratio disclosure (as discussed below), was $7,005,506. As a result, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was approximately 71 to 1. We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO.

We identified our median employee by (A) aggregating for each of our employees (other than our CEO) as of December 13, 2018 (our median employee determination date): (1) for permanent salaried employees, annual base salary, and solely for hourly employees, hourly rate multiplied by expected annual work schedule, including overtime (adjusted for the portion of the year worked for non-permanent employees), (2) target bonus for 2018, and (3) estimated grant date fair value of equity awards granted during 2018, and (B) ranking our employees from lowest to highest using this compensation measure.

For the annual total compensation of our median employee, we identified and calculated the elements of that employee's compensation for 2018 in accordance with the requirements of Item 402(c)(2)(x), and then added the Company's annual share of the cost of medical, dental, disability, and life insurance for the employee, resulting in annual total compensation of $98,783. For the annual total compensation of our CEO, we used the amount reported in the "Total" column of our 2018 Summary Compensation Table, adjusted as follows: to maintain consistency between the annual total compensation of our CEO and our median employee, we added the Company's annual share of the cost of medical, dental, disability, and life insurance for our CEO (estimated at $13,509) to the amount reported in the Summary Compensation Table. This resulted in annual total compensation for purposes of determining the CEO pay ratio of $7,005,506, which exceeded the amount reported for our CEO in the Summary Compensation Table by $13,509.

50	Exact Sciences 2019 Proxy Statement

PROPOSAL 4—APPROVAL OF EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

PROPOSAL 4—APPROVAL OF EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

WHAT YOU ARE VOTING ON:

At the 2019 Annual Meeting, stockholders are being asked to approve the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan.

On April 24, 2019, our Board of Directors approved, subject to stockholder approval, the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan (the "2019 Plan"). If the 2019 Plan is approved by our stockholders, it will authorize the issuance of a number of shares of our common stock equal to 13,829,582. The 2019 Plan will replace the Company's 2010 Omnibus Long-Term Incentive Plan (As Amended and Restated Effective July 27, 2017) (the "2010 Plan"), and no new awards will be granted under the 2010 Plan. Any awards outstanding under the 2010 Plan on the date of stockholder approval of the 2019 Plan will remain subject to and be paid under the 2010 Plan, and any shares subject to outstanding awards under the 2010 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan.

Our Board of Directors recommends that stockholders approve the 2019 Plan. The purposes of the 2019 Plan are to enhance the Company's ability to attract and retain highly qualified officers, non-employee directors, key employees, and consultants, and to motivate such service providers to serve the Company and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. The 2019 Plan also allows the Company to promote greater ownership in the Company by such service providers in order to align their interests more closely with the interests of our stockholders. Stockholder approval of the 2019 Plan will also enable the Company to grant awards under the 2019 Plan that are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code. Before the 2019 Plan may be effective, stockholder approval is required under NASDAQ Rule 5635(c).

Vote Required for Approval

The 2019 Plan will be approved if holders of a majority of the shares present or represented at the 2019 Annual Meeting, in person or by proxy, and voting on Proposal 4 vote in favor of the 2019 Plan.

Summary of the 2019 Plan

We use equity compensation awards to provide long-term incentive compensation and to attract and retain our key employees and non-employee directors. Our Board believes that our equity compensation program is an integral part of our approach to long-term incentive compensation, focused on stockholder return, and our continuing efforts to align stockholder and management interests. We believe that growth in stockholder value depends on, among other things, our continued ability to attract and retain employees, in a competitive workplace market, with the experience and capacity to perform at the highest levels.

The Company currently maintains the 2010 Plan, which was approved by our stockholders at the 2017 annual meeting. As of March 31, 2019, there were about 6.5 million shares available for future grants under the 2010 Plan.

Due to the pending expiration of the 2010 Plan in July 2020, on the recommendation of the Compensation and Management Development Committee, the Board unanimously adopted, subject to approval of Company stockholders, the 2019 Plan. The stockholders are being asked to vote on this Proposal 4 to approve the 2019 Plan.

The 2019 Plan authorizes equity compensation awards for up to 13,829,582 shares of our common stock, plus shares added to the reserve in connection with the expiration, forfeiture or termination of outstanding awards under the 2010 Plan. If stockholders approve the 2019 Plan, no further awards will be made under the 2010 Plan. If, however, stockholders do not approve the 2019 Plan, the 2010 Plan will remain in effect in accordance with its terms until it expires in July 2020.

Exact Sciences 2019 Proxy Statement	51

PROPOSAL 4—APPROVAL OF EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

Summary of Material Features of 2019 Plan

The 2019 Plan includes a number of provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for eligible employees, non-employee directors and other service providers and stockholders' interests. These provisions include, but are not limited to, the following:

»
Minimum Vesting Requirements.  The 2019 Plan includes minimum vesting requirements. Equity-based awards generally cannot vest earlier than one year after grant. Certain limited exceptions are permitted.

»
Fungible Share Pool.  The plan uses a "fungible share" concept under which awards of options and SARs cause one share per covered share to be removed from the available share pool, while the award of restricted stock, RSUs or other stock-based awards generally will be counted against the pool as 1.61 shares.

»
No Discounted Options or SARs.  Stock options and SARs may not be granted with exercise prices lower than the market value of the underlying shares on the grant date.

»
No Repricing without Stockholder Approval.  Other than in connection with a change in the Company's capitalization, at any time when the purchase price of a stock option or SAR is above the market value of a share, the Company will not, without stockholder approval, reduce the purchase price of the stock option or SAR and will not exchange the stock option or SAR for a new award with a lower (or no) purchase price or for cash.

»
No Reload Grants.  Reload grants, or the granting of stock options conditioned upon delivery of shares to satisfy the exercise price and/or tax withholding obligation under another employee stock option, are not permitted.

»
No Liberal Share Recycling.  Shares used to pay the exercise price or withholding taxes related to an outstanding award and unissued shares resulting from the net settlement of outstanding options and SARs do not become available for issuance as future awards under the plan.

»
No Transferability.  Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation and Management Development Committee.

»
No Evergreen Provision.  The plan does not contain an "evergreen" feature pursuant to which the shares authorized for issuance under the plan can be automatically replenished.

»
No Automatic Grants.  The plan does not provide for automatic grants to any individual.

»
No Tax Gross-Ups.  The plan does not provide for any tax gross-ups.

»
280G Cutback.  If any payment under the plan would cause a grantee to become subject to the excise tax imposed under Code Section 4999, then payments and benefits will be reduced to the amount that would cause the grantee not to be subject to the excise tax if the reduction would put the grantee in a better after tax position than if the grantee were to pay the tax.

»
Multiple Award Types.  The plan permits the issuance of nonqualified stock options (NSOs), incentive stock options (ISOs), stock appreciation rights (SARs), restricted stock units (RSUs), restricted stock and other stock-based awards. This breadth of award types will enable the Company to tailor awards in light of the accounting, tax, and other standards applicable at the time of grant. Historically, these standards have changed over time.

»
Clawback Policy.  If any of the Company's financial statements are required to be restated, the Company may be entitled to recover all or a portion of any award made under the 2019 Plan with respect to any fiscal year of the Company the financial results of which are negatively affected by the restatement. The amount to be recovered will be the amount by which the affected award exceeds the amount that would have been payable had the financial statements been initially filed as restated.

»
Independent Oversight.  The plan is administered by a committee of independent members of the Board of Directors.

»
Director Limits.  The 2019 Plan contains annual limits on the amount of awards that may be granted to non-employee directors.

Information on Equity Compensation Plans as of March 31, 2019

The information included in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ending December 31, 2018 is updated by the following information regarding all existing equity compensation plans as of March 31, 2019:

»
Number of shares of common stock relating to outstanding stock options: 2,482,143 shares

»
Weighted average remaining term of outstanding options: 6.8608 years

»
Weighted average exercise price of outstanding options: $23.6849

»
Number of shares of common stock relating to outstanding restricted stock, RSUs, and performance-vesting RSUs (PRSUs): 4,216,368 shares

»
Shares available for issuance under the 2010 Plan: 6,660,944 shares

»
Common shares outstanding: 129,083,822 shares

»
If the 2019 Plan is approved by the stockholders, no new awards may be made under the 2010 Plan, and 13,829,582 shares would be available for grant under the 2019 Plan.

52	Exact Sciences 2019 Proxy Statement

PROPOSAL 4—APPROVAL OF EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

Material Features of the 2019 Plan

The material terms of the 2019 Plan are summarized below. This summary of the 2019 Plan is not intended to be a complete description of the 2019 Plan and is qualified in its entirety by the actual text of the 2019 Plan, which is attached as Annex A to this Proxy Statement.

Eligibility and Participation. Awards may be granted under the 2019 Plan to officers, employees, and consultants of the Company and its subsidiaries and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of March 31, 2019, approximately 2,300 individuals were eligible to receive awards under the 2019 Plan, including 6 executive officers and 8 non-employee directors.

Plan Administration. The Board of Directors has powers and authority related to the administration of the 2019 Plan as are consistent with our corporate governance documents and applicable law. Pursuant to its charter, the Compensation and Management Development Committee administers the 2019 Plan.

Type of Awards. The following types of awards are available for grant under the 2019 Plan: ISOs, NSOs, SARs, restricted stock, RSUs, and other stock-based awards.

Number of Authorized Shares. Subject to adjustment (in connection with certain changes in capitalization), 13,829,582 shares of our common stock are reserved for issuance under the 2019 Plan, all of which may be granted as ISOs. In addition, as of the date of stockholder approval of the 2019 Plan, any awards then outstanding under the 2010 Plan will remain subject to and be paid under the 2010 Plan and any shares then subject to outstanding awards under the 2010 Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan. The shares of common stock issuable under the 2019 Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

Share Counting

Fungible Share Pool. The 2019 Plan uses a "fungible share" concept under which awards of options and SARs cause one share per covered share to be removed from the available share pool, while awards of restricted stock, RSUs, or other stock-based awards where the price charged for the award is less than 100% of the fair market value of our common stock will be counted against the pool as 1.61 shares. This number is known as the "fungible share ratio."

Share Recycling. If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2019 Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will again be available for grant under the 2019 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2019 Plan: (a) any award that is settled in cash rather than by issuance of shares of common stock, or (b) awards granted in assumption of or in substitution for awards previously granted by an acquired company. Shares tendered or withheld to pay the exercise price for an option or tax withholding for any type of award will continue to count against the aggregate number of shares of common stock available for grant under the 2019 Plan. In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise. Any shares of common stock repurchased by us with cash proceeds from the exercise of options will not be added back to the pool of shares available for grant under the 2019 Plan.

Stock Options and SARs

Grant of Options and SARs. The Compensation and Management Development Committee may award ISOs, NSOs (together, "options"), and SARs to grantees under the 2019 Plan. SARs may be awarded either in tandem with or as a component of other awards or alone.

Exercise Price of Options and SARs. The exercise price per share of an option will be at least 100% of the fair market value per share of our stock underlying the award on the grant date. A SAR will confer on the grantee a right to receive, upon exercise, a payment of the excess of (1) the fair market value of one share of our stock on the date of exercise over (2) the grant price of the SAR as determined by the Compensation and Management Development Committee. The grant price will be fixed at the fair market value of a share of stock on the grant date. SARs granted in tandem with an outstanding option following the grant date of such option will have a grant price that is equal to the option's exercise price, except that the SAR's grant price may not be less than the fair market value of a share of stock on the grant date of the SAR.

Vesting of Options and SARs. The Compensation and Management Development Committee will determine the terms and conditions (including any performance requirements) under which an option or SAR will become exercisable and will include that information in the award agreement, subject to the 2019 Plan requirement that awards generally may not become vested or exercisable in less than one year.

Special Limitations on ISOs. In the case of a grant of an option intended to qualify as an ISO to a grantee that owns more than 10% of the total combined voting power of all classes of our outstanding stock (a "10% Stockholder"), the exercise price of the option will not be less than 110% of the fair market value of a share of our stock on the grant date. Additionally, an option will constitute an ISO only (1) if the grantee is an employee of the Company or a subsidiary of the Company, (2) to the extent the option is specifically designated as an ISO in the related award agreement, and (3) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by the grantee become exercisable for the first time during any calendar year (under the 2019 Plan and all other plans of the grantee's employer and its affiliates) does not exceed $100,000.

Exact Sciences 2019 Proxy Statement	53

PROPOSAL 4—APPROVAL OF EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

Exercise of Options and SARs. An option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold). The Compensation and Management Development Committee has the discretion to determine the method or methods by which a SAR may be exercised.

Expiration of Options and SARs. Options and SARs will expire at the time the Compensation and Management Development Committee determines, except that no option may be exercised more than 10 years from its grant date, or in the case of an ISO held by a 10% Stockholder, not more than five years from its grant date.

Restricted Stock and RSUs

Restricted Stock. At the time a grant of restricted stock is made, the Compensation and Management Development Committee may establish the applicable "restricted period" and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, subject to the 2019 Plan requirement that awards generally may not become vested or exercisable in less than one year. Unless the Compensation and Management Development Committee otherwise provides in an award agreement, holders of restricted stock will have the right to vote the stock and the right to receive any dividends declared or paid with respect to the stock. The Compensation and Management Development Committee may provide that any dividends paid must be reinvested in shares of stock, which may or may not be subject to the same vesting conditions and restrictions applicable to the restricted stock. All distributions, if any, received by a grantee with respect to restricted stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original grant.

The grantee will be required, to the extent required by applicable law, to purchase the restricted stock at a price equal to the greater of (1) the aggregate par value of the shares of stock represented by the restricted stock or (2) the price, if any, specified in the award agreement relating to the restricted stock. If specified in the award agreement, the price may be deemed paid by services already rendered.

RSUs. An RSU is a bookkeeping entry representing the equivalent of shares of stock awarded to a grantee. At the time a grant of RSUs is made, the Compensation and Management Development Committee may establish the applicable "restricted period" and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, subject to the 2019 Plan requirement that awards generally may not become vested or exercisable in less than one year. RSUs will not confer stockholder rights to grantees. The Compensation and Management Development Committee may provide that the holder of RSUs will be entitled to receive dividend equivalent rights, which may be deemed reinvested in additional RSUs.

Other Stock-Based Awards

The Compensation and Management Development Committee may, in its discretion, grant other stock-based awards, consisting of stock units or other awards, valued in whole or in part by reference to, or otherwise based upon, our common stock. The terms of other stock-based awards will be set forth in the applicable award agreements, subject to the 2019 Plan requirement that awards generally may not become vested or exercisable in less than one year.

Performance Awards

The Compensation and Management Development Committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as "performance awards." The Compensation and Management Development Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions. Business criteria include, but are not limited to, any of the following:

»
net sales;

»
revenue;

»
revenue growth or product revenue growth;

»
operating income (before or after taxes);

»
pre-or after-tax income (before or after allocation of corporate overhead and bonuses);

»
net earnings;

»
earnings per share;

»
net income (before or after taxes);

»
return on equity;

»
total stockholder return;

»
return on assets or net assets;

»
appreciation in, and/or maintenance of, share price;

»
market share;

»
gross profits;

54	Exact Sciences 2019 Proxy Statement

PROPOSAL 4—APPROVAL OF EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN
»
earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization);

»
economic value-added models or equivalent metrics;

»
comparisons with various stock market indices;

»
reduction in costs;

»
cash flows or cash flows per share (before or after dividends);

»
return on capital (including return on total capital or return on invested capital);

»
cash flow return on investment;

»
improvement in or attainment of expense levels or working capital levels;

»
operating margins;

»
gross margins or cash margin;

»
year-end cash;

»
debt reductions;

»
stockholder equity;

»
regulatory performance;

»
implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel; or

»
any other business criteria as determined by the Compensation and Management Development Committee.

Effect of Certain Transactions

Adjustments for Changes in Capitalization. If changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which stock options and other stock-based awards may be made under the 2019 Plan will be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by the Company.

Adjustments for Certain Transactions. Except as otherwise provided in an award agreement, in the event of the liquidation or dissolution of the Company or a reorganization, merger, exchange or consolidation of the Company or involving the shares of our common stock (a "transaction"), the 2019 Plan and the awards issued pursuant to the plan will continue in effect in accordance with their respective terms, except that following a transaction either (1) each outstanding award will be treated as provided for in the agreement entered into in connection with the transaction or (2) if not so provided in the agreement, each grantee will be entitled to receive in respect of each share of our common stock subject to any outstanding awards, upon exercise or payment or transfer in respect of any award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of our common stock was entitled to receive in the transaction in respect of a share of common stock, except that, unless otherwise determined by the Compensation and Management Development Committee, such stock, securities, cash, property or other consideration will remain subject to all of the conditions, restrictions and performance criteria which were applicable to the awards prior to the transaction. The treatment of outstanding options and SARs in connection with a transaction in which the consideration paid or distributed to our stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding options and SARs upon consummation of the transaction as long as, at the election of the Compensation and Management Development Committee, (1) the holders of affected options and SARs have been given a period of at least 15 days prior to the date of the consummation of the transaction to exercise the options or SARs (whether or not they were otherwise exercisable) or (2) the holders of the affected options and SARs are paid (in cash or cash equivalents) in respect of each share covered by the option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to our stockholders in the transaction (the value of any non-cash consideration to be determined by the Compensation and Management Development Committee in its sole discretion) over the option or SAR exercise price, as applicable.

Change in Control. Except as otherwise specifically provided in the applicable award agreement, upon the consummation of a change in control (as defined in the 2019 Plan): all outstanding awards will remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there will be automatically substituted for the shares of our common stock then subject to the awards the consideration payable with respect of the outstanding shares of our common stock in connection with the change in control and all outstanding awards will vest as if the vesting start date with respect to the award was one year prior to the vesting start date set forth in the award agreement relating to the award. In addition to the foregoing, with respect to awards granted prior to the consummation of the change in control, in the event that any grantee who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the change in control is terminated without cause (as defined in the 2019 Plan) or terminates his or her own employment for good reason (as defined in the 2019 Plan) prior to the first anniversary of the consummation of the change in control: (1) all options outstanding on the date the grantee's employment is terminated, will become immediately exercisable in full and will terminate, to the extent unexercised, on their scheduled

Exact Sciences 2019 Proxy Statement	55

PROPOSAL 4—APPROVAL OF EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

expiration date, and if the shares of our common stock subject to the options are subject to repurchase provisions then the repurchase restrictions will immediately lapse; (2) all restricted stock awards outstanding on the date the grantee's employment is terminated, will become free of all repurchase provisions; and (3) all other stock-based awards will become exercisable, realizable or vested in full, or will be free of all repurchase provisions, as the case may be.

Term of Plan. Unless earlier terminated by the Board of Directors, the authority to make grants under the 2019 Plan will terminate on July 25, 2029, the tenth anniversary of the 2019 Plan's effective date if the 2019 Plan is approved by the Company's stockholders at the 2019 Annual Meeting.

Amendment and Termination. The Board of Directors may, at any time and from time to time, amend, suspend, or terminate the 2019 Plan as to any shares of stock as to which awards have not been made. An amendment will be contingent on approval of our stockholders to the extent stated by the Board of Directors, required under the terms of the 2019 Plan regarding certain repricing transactions (as described below), required by applicable law or required by applicable stock exchange listing requirements. No awards will be made after termination of the 2019 Plan. No amendment, suspension or termination of the 2019 Plan will, without the consent of the grantee, impair rights or obligations under any award theretofore awarded under the 2019 Plan.

No Repricing. Without stockholder approval, the Compensation and Management Development Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2019 Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Minimum Vesting. Equity-based awards granted under the 2019 Plan will have a one-year minimum vesting requirement. This requirement does not apply to (1) substitute awards resulting from acquisitions, (2) shares delivered in lieu of fully vested cash awards, or (3) awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders (but not sooner than 50 weeks after the grant date). Also, the Committee may grant equity-based awards without regard to the minimum vesting requirement with respect to a maximum of five percent of the available share reserve authorized for issuance under the 2019 Plan. In addition, the minimum vesting requirement does not apply to the Committee's discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.

Clawback Policy. If any of the Company's financial statements are required to be restated, the Company may recover all or a portion of any award made under the 2019 Plan with respect to any fiscal year of the Company the financial results of which are negatively affected by the restatement. The amount to be recovered will be the amount by which the affected award exceeds the amount that would have been payable had the financial statements been initially filed as restated. Moreover, any award, amount or benefit received under the 2019 Plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy or any applicable law, as may be in effect from time to time, whether adopted prior to or following the date of the award.

New Plan Benefits. A new plan benefits table for the 2019 Plan and the benefits or amounts that would have been received by or allocated to participants for the last completed fiscal year under the 2019 Plan if the 2019 Plan was then in effect, as described in the federal proxy rules, are not provided because all awards made under the 2019 Plan will be made at the Compensation and Management Development Committee's discretion, subject to the terms of the 2019 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2019 Plan are not determinable at this time. The equity grant program for our non-employee directors is described under the Director Compensation section in this proxy statement.

Director Limits. The maximum value of plan awards granted during any calendar year to any non-employee director, taken together with any cash fees paid to such non-employee director during the calendar year and the value of awards granted to the non-employee director under any other equity compensation plan of the Company or an affiliate during the calendar year, may not exceed $600,000 (calculating the value of any equity compensation plan awards based on the grant date fair market value for financial reporting purposes). However, awards granted to non-employee directors upon their initial election to the Board of Directors or the board of directors of an affiliate will not be counted towards this limit, and certain other limited exceptions may apply.

Federal Income Tax Consequences

The following is a brief summary of the U.S. federal income tax consequences of the 2019 Plan generally applicable to the Company and to participants in the 2019 Plan who are subject to U.S. federal taxes. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

56	Exact Sciences 2019 Proxy Statement

PROPOSAL 4—APPROVAL OF EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a "disqualifying disposition," and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant's gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, RSUs, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock-Based Awards. The U.S. federal income tax consequences of other stock or cash- based awards will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code.

Section 409A. We intend that awards granted under the 2019 Plan comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2019 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2019 Plan until all tax withholding obligations are satisfied.

Exact Sciences 2019 Proxy Statement	57

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 30, 2019 by:

»
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

»
each executive officer included in the Summary Compensation Table above;

»
each of our directors;

»
each person nominated to become a director; and

»
all executive officers, directors and nominees as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o Exact Sciences Corporation at 441 Charmany Drive, Madison, Wisconsin 53719. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of common stock issuable by us to a person pursuant to restricted stock unit awards expected to vest within 60 days of April 30, 2019 and options which may be exercised within 60 days after April 30, 2019 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The applicable percentage of common stock outstanding as of April 30, 2019 is based upon 129,138,780 shares outstanding on that date.

	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF ISSUED SHARES		NUMBER OF SHARES ISSUABLE(1)		TOTAL SHARES BENEFICIALLY OWNED	PERCENTAGE OF COMMON STOCK OUTSTANDING

Directors and Executive Officers

Maneesh K. Arora	—		—		—	—

Thomas D. Carey	41,483		15,620		57,103	*

Eli Casdin	6,262		3,367		9,629	*

Kevin T. Conroy	1,029,628	(2)	694,733	(3)	1,724,361	1.3%

D. Scott Coward	106,978	(4)	100,425	(3)	207,403	*

James E. Doyle	35,093		18,477		53,570	*

Jeffrey T. Elliott	41,604	(5)	36,675	(3)	78,279	*

John A. Fallon, M.D.	33,767		84,589		118,356	*

Daniel J. Levangie	9,674		55,812		65,486	*

Graham P. Lidgard	38,347	(6)	—	(3)	38,347	*

Mark Stenhouse	14,471	(7)	—		14,471	*

David A. Thompson	166,671		—		166,171	*

Michael S. Wyzga	8,612		25,865		34,477	*

Katherine S. Zanotti	77,102		25,637		102,739	*

All directors and executive officers as a group (16 persons)(8)	1,694,293		1,107,200		2,801,493	2.2%

Stockholders

The Vanguard Group(9)	10,794,516		—		10,794,516	8.4%

T. Rowe Price(10)	9,858,322		—		9,858,322	7.6%

*
Less than one percent.

(1)
Represents shares of our common stock issuable pursuant to option, restricted stock unit and deferred stock unit awards exercisable or issuable within 60 days of April 30, 2019. Does not include shares of stock issuable pursuant to option, restricted stock unit and deferred stock unit awards not exercisable or issuable within 60 days of April 30, 2019.

(2)
Includes 25,913 shares held through our 401(k) plan.

(3)
Does not include shares of common stock issuable on May 1, 2019 upon purchase pursuant to the Company's 2010 Employee Stock Purchase Plan. The number of shares to be purchased on May 1, 2019 was indeterminable as of April 30, 2019.

58	Exact Sciences 2019 Proxy Statement

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(4)
Includes 3,882 shares held through our 401(k) plan.

(5)
Consists of 960 shares held through our 401(k) plan.

(6)
Includes 12,534 shares held through our 401(k) plan.

(7)
Includes 163 shares held through our 401(k) plan.

(8)
Amount includes shares of common stock beneficially owned by each of Dr. Scott Johnson, our Senior Vice President, Research and Development, and Ana Hooker, our Senior Vice President, Operations, who became executive officers on January 1, 2019 and April 24, 2019, respectively. As of April 30, 2019, Dr. Johnson beneficially owned 11,052 shares of common stock, which includes 193 shares held through our 401(k) plan and options to purchase 2,925 shares which may be exercised within 60 days after April 30, 2019. As of April 30, 2019, Dr. Johnson did not hold any shares of common stock issuable by us pursuant to restricted stock unit awards expected to vest within 60 days of April 30, 2019. As of April 30, 2019, Ms. Hooker beneficially owned 119,549 shares of common stock, which includes 1,369 shares held through our 401(k) plan and options to purchase 43,075 shares which may be exercised within 60 days after April 30, 2019. As of April 30, 2019, Ms. Hooker did not hold any shares of common stock issuable by us pursuant to restricted stock unit awards expected to vest within 60 days of April 30, 2019.

(9)
The Vanguard Group, Inc., a Pennsylvania corporation ("Vanguard"), beneficially owns these shares directly and through its subsidiaries, Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd. Vanguard has the sole power to vote or to direct the vote of 66,463 shares, the shared power to vote or to direct the vote of 17,417 shares, the sole power to dispose or to direct the disposition of 10,722,710 shares and shared power to dispose or to direct the disposition of 71,806 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 54,659 shares, and Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 28,591 shares. The principal address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This information has been obtained from Amendment No. 6 to Schedule 13G filed by Vanguard with the SEC on February 11, 2019.

(10)
T. Rowe Price Associates, Inc., a Maryland corporation ("T. Rowe Price"), has the sole power to vote or to direct the vote of 3,411,456 shares and the sole power to dispose or to direct the disposition of 9,858,322 shares. As disclosed by T. Rowe Price, these securities are owned by various individual and institutional investors for which T. Rowe Price serves as an investment advisor. For purposes of reporting requirements of the Exchange Act, T. Rowe Price is deemed to be the beneficial owner of such securities. The principal address of T. Rowe Price is 100 E. Pratt Street, Baltimore, MD 21202. This information has been obtained from Schedule 13G filed by T. Rowe Price with the SEC on February 14, 2019.

Exact Sciences 2019 Proxy Statement	59

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all such filings. Based solely on our review of copies of such filings, we believe that all reporting persons complied on a timely basis with all Section 16(a) filing requirements during the year ended December 31, 2018.

OTHER BUSINESS

Our Board of Directors knows of no business that will be presented for consideration at the 2019 Annual Meeting other than those items stated above. If any other business should come before the 2019 Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 25, 2019

The proxy statement and annual report to stockholders are available at http://www.astproxyportal.com/ast/11534/.

60	Exact Sciences 2019 Proxy Statement

QUESTIONS AND ANSWERS

QUESTIONS AND ANSWERS

Why am I receiving these materials?

You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting. The proxy statement includes information that we are required to provide you under Securities and Exchange Commission ("SEC") rules and is designed to assist you in voting your shares.

What is a proxy?

Our Board of Directors is asking for your proxy. This means you authorize persons selected by us to vote your shares at the annual meeting in the way that you instruct. All shares represented by valid proxies received before the annual meeting will be voted in accordance with the stockholder's specific voting instructions.

What is included in these materials?

These materials include:

»
the proxy statement for the annual meeting;

»
a proxy card for the annual meeting; and

»
the 2019 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2018.

What items will be voted on at the Annual Meeting?

There are four proposals scheduled to be voted on at the annual meeting:

»
the election of the nominees to our Board of Directors nominated by our Board of Directors as Class I directors to serve until the 2022 annual meeting of stockholders;

»
the ratification of our Audit and Finance Committee's appointment of BDO USA, LLP ("BDO") as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

»
the advisory vote on the compensation paid to our named executive officers; and

»
the approval of the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan.

Our Board of Directors is not aware of any other matters to be brought before the meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are our Board of Directors' voting recommendations?

Our Board of Directors recommends that you vote your shares:

»
FOR the nominees to our Board of Directors as Class I directors to serve until the 2022 annual meeting of stockholders;

»
FOR the ratification of our Audit and Finance Committee's appointment of BDO as our independent registered public accounting firm for 2019;

»
FOR the approval of the advisory vote regarding the compensation paid to our executive officers; and

»
FOR the approval of the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan.

Who can attend the annual meeting?

Admission to the annual meeting is limited to:

»
stockholders as of the close of business on May 30, 2019;

»
holders of valid proxies for the annual meeting; and

»
our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver's license or passport and proof of stock ownership as of the record date.

Exact Sciences 2019 Proxy Statement	61

QUESTIONS AND ANSWERS

When is the record date and who is entitled to vote?

Our Board of Directors set May 30, 2019 as the record date. All record holders of Exact common stock as of the close of business on that date are entitled to vote. Each share of common stock is entitled to one vote. As of the record date, there were                           shares of common stock outstanding.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of Exact stock is reflected directly on the books and records of our transfer agent, American Stock Transfer and Trust Company, LLC. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in "street name" and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. We only have access to ownership records for the registered shares. If you are not a stockholder of record, we will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from your broker, bank or other nominee or a copy of your notice or voting instruction card. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote your shares.

How do I vote?

You may vote by any of the following methods:

»
In person.  Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the meeting. If you hold shares in street name, you must also obtain a proxy from the stockholder of record authorizing you to vote your shares.

»
By mail, Internet or telephone.  Stockholders of record may vote by (i) signing and returning the proxy card provided; (ii) accessing the website 'www.voteproxy.com' and following the on-screen instructions or (iii) calling 1-800-776-9437 with the control number included on your proxy card.

»
Beneficial owners of shares held in "street name."  You may vote by following the voting instructions provided to you by your bank or broker.

How can I change or revoke my vote?

You may change or revoke your vote as follows:

»
Stockholders of record.  You may change or revoke your vote by submitting a written notice of revocation to Exact Sciences Corporation c/o Secretary at 441 Charmany Drive, Madison, Wisconsin 53719 or by submitting another vote on or before July 24, 2019.

»
Beneficial owners of shares held in "street name."  You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in "street name." If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a "broker non-vote."

What ballot measures are considered "routine" or "non-routine?"

The election of directors ("Proposal 1"), the advisory vote on the compensation paid to our executive officers ("Proposal 3") and the approval of the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan ("Proposal 4") are considered to be non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 3 and 4.

The ratification of the appointment of BDO as our independent registered public accounting firm for 2019 ("Proposal 2") is considered to be a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and we do not expect there to be any broker non-votes with respect to Proposal 2.

What is the quorum for the annual meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary for the transaction of business at the annual meeting. This is called a quorum.

62	Exact Sciences 2019 Proxy Statement

QUESTIONS AND ANSWERS

What is the voting requirement to approve each of the proposals?

The following are the voting requirements for each proposal:

»
Proposal 1, Election of Directors.  The nominees receiving the highest number of votes will be elected as Class I directors to serve until the 2022 annual meeting of stockholders. Under the majority voting policy contained in our Corporate Governance Guidelines, any nominee for director in an uncontested election who receives a greater number of votes "withheld" from his or her election than votes "for" such election must offer his or her resignation as a director to our Corporate Governance and Nominating Committee of our Board of Directors. Upon receipt of this offer of resignation, our Corporate Governance and Nominating Committee will consider the offer of resignation and recommend to our Board of Directors action to be taken with respect to the offer of resignation, including whether or not to accept such offer of resignation. Our Board of Directors will then act upon such recommendation and promptly disclose its decision, together with an explanation of the reasons behind such decision.

»
Proposal 2, Ratification of Appointment of Independent Registered Public Accounting Firm.  The ratification of our Audit and Finance Committee's appointment of BDO as our independent registered public accounting firm for 2019 will be approved if a majority of stockholders present or represented, in person or by proxy, and voting on this matter are cast in favor of the proposal.

»
Proposal 3, Advisory Vote on Executive Compensation.  The compensation paid to our named executive officers will be considered approved if a majority of the votes of stockholders present or represented, in person or by proxy, and voting on this matter, are cast in favor of the proposal.

»
Proposal 4, Approval of Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan.  The Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan will be approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of the proposal.

How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions are not counted as votes cast on any proposal considered at the annual meeting and, therefore, will have no effect on the proposals regarding the election of directors, the advisory vote on the compensation of our named executive officers and the approval of the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan. We expect no broker non-votes on the appointment of BDO as our independent registered public accounting firm for 2019. Abstentions will have no effect on the proposal ratifying the appointment of BDO as our independent registered public accounting firm for 2019.

Who pays for solicitation of proxies?

We are paying the cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email.

Where can I find the voting results of the annual meeting?

We will announce preliminary or final voting results at the annual meeting and publish final results in a Form 8-K filed with the SEC within four business days following the meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2020 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company's Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2020 annual meeting of stockholders must be received no later than February 16, 2020. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company's Secretary at 441 Charmany Drive, Madison, Wisconsin 53719.

Requirements for Stockholder Nominations or Proposals to Be Brought Before the 2020 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2020 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2020 annual meeting of stockholders, must be delivered to the Company's Secretary at 441 Charmany Drive, Madison, Wisconsin 53719 not earlier than the close of business on March 27, 2020 and not later than the close of business on April 26, 2020. In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2020 annual meeting of stockholders.

Exact Sciences 2019 Proxy Statement	63

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

EXACT SCIENCES CORPORATION
2019 OMNIBUS LONG-TERM INCENTIVE PLAN

Exact Sciences Corporation, a Delaware corporation (the "Company"), sets forth herein the terms of its 2019 Omnibus Long-Term Incentive Plan (the "Plan"), as follows:

1.
PURPOSE

The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract and retain highly qualified officers, non-employee members of the Board, key employees, consultants and advisors, and to motivate such officers, non-employee members of the Board, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, and other stock-based awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Predecessor Plan (as defined herein).

2.
DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

            2.1.    "Affiliate" means any company or other trade or business that "controls," is "controlled by" or is "under common control" with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

            2.2.    "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-based Award.

            2.3.    "Award Agreement" means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

            2.4.    "Board" means the Board of Directors of the Company.

            2.5.    "Cause" shall be defined as that term is defined in a Grantee's offer letter, other applicable employment agreement, or an applicable Award Agreement with the Company or Affiliate; or, if there is no such definition "Cause" means, as determined by the Company: (i) engaging in any act, or failing to act, or misconduct that in any such case is injurious to the Company or its Affiliates; (ii) gross negligence or willful misconduct in connection with the performance of duties; (iii) conviction of (or entering a plea of guilty or nolo contendere to) a criminal offense (other than a minor traffic offense); (iv) fraud, embezzlement or misappropriation of funds or property of the Company or an Affiliate; (v) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreement, if any, between the Service Provider and the Company or an Affiliate; (vi) the entry of an order duly issued by any regulatory agency (including federal, state and local regulatory agencies and self-regulatory bodies) having jurisdiction over the Company or an Affiliate requiring the removal from any office held by the Service Provider with the Company or prohibiting or materially limiting a Service Provider from participating in the business or affairs of the Company or any Affiliate; or (vii) the revocation or threatened revocation of any of the Company's or any Affiliate's government licenses, permits or approvals, which is primarily due to the Service Provider's action or inaction and such revocation or threatened revocation would be alleviated or mitigated in any material respect by the termination of the Service Provider's Services.

            2.6.    "Change in Control" shall have the meaning set forth in Section 15.3.2 hereof.

            2.7.    "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

            2.8.    "Committee" means one or more committees or subcommittees of the Board. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are "non-employee directors" within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

            2.9.    "Company" means Exact Sciences Corporation, a Delaware corporation, or any successor corporation.

            2.10.    "Common Stock" or "Stock" means a share of common stock of the Company, par value $.01 per share.

            2.11.    "Effective Date" means                            , 2019, the date the Plan was approved by the Company's stockholders.

            2.12.    "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

            2.13.    "Fair Market Value" of a share of Common Stock as of a particular date shall mean (1) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (2) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (3) if the shares of Common Stock are not then listed on a national securities exchange or

64	Exact Sciences 2019 Proxy Statement

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A).

            2.14.    "Family Member" means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual's household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

            2.15.    "Full-Value Award" means an Award of Restricted Stock, Restricted Stock Units or Other Stock-based Award with a per share price or per unit purchase price lower than 100% of Fair Market Value on the date of grant.

            2.16.    "Good Reason" means, provided that the Grantee subsequently complies with the Good Reason Process, any of the following events that occur without the Grantee's consent: (i) a material diminution in Grantee's responsibility, authority or duty; (ii) a material diminution in the Grantee's base salary except for across-the-board salary reductions based on the Company's financial performance similarly affecting all or substantially all management employees of the Company; or (iii) a material change in the geographic location at which the Grantee provides services to the Company.

            2.17.    "Good Reason Process" means that (i) the Grantee reasonably determines in good faith that a Good Reason condition has occurred; (ii) the Grantee notifies the Company in writing of the occurrence of the Good Reason condition within sixty (60) days of such occurrence; (iii) the Grantee cooperates in good faith with the Company's efforts, for a period of not less than thirty (30) days following such notice (the "Cure Period"), to remedy the condition; (iv) notwithstanding such efforts, the Good Reason condition continues to exist following the Cure Period; and (v) the Grantee terminates his or her employment for Good Reason within sixty (60) days after the end of the Cure Period. If the Company cures the Good Reason condition during the Cure Period, and the Grantee terminates his or her employment with the Company due to such condition (notwithstanding its cure), then the Grantee will not be deemed to have terminated his or her employment for Good Reason.

            2.18.    "Grant Date" means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

            2.19.    "Grantee" means a person who receives or holds an Award under the Plan.

            2.20.    "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

            2.21.    "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

            2.22.    "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

            2.23.    "Option Price" means the exercise price for each share of Stock subject to an Option.

            2.24.    "Other Stock-based Awards" means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock.

            2.25.    "Performance Award" means an Award made subject to the attainment of performance goals (as described in Section 12 hereof).

            2.26.    "Plan" means this Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan, as now in effect or as hereafter amended.

            2.27.    "Predecessor Plan" means the Exact Sciences Corporation 2010 Omnibus Long-Term Incentive Plan.

            2.28.    "Purchase Price" means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

            2.29.    "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

            2.30.    "Restricted Stock Unit" means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

            2.31.    "SAR Exercise Price" means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

            2.32.    "SEC" means the United States Securities and Exchange Commission.

            2.33.    "Section 409A" shall mean Section 409A of the Code and all formal guidance and regulations promulgated thereunder.

            2.34.    "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

            2.35.    "Separation from Service" means a termination of Service of a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided that if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

            2.36.    "Service" means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

Exact Sciences 2019 Proxy Statement	65

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

            2.37.    "Service Provider" means an employee, officer, non-employee member of the Board, consultant or advisor of the Company or an Affiliate.

            2.38.    "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 9 hereof.

            2.39.    "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

            2.40.    "Substitute Award" means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

            2.41.    "Ten Percent Stockholder" means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

            2.42.    "Termination Date" means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

            2.43.    "Transaction" shall have the meaning set forth in Section 15.2 hereof.

3.
ADMINISTRATION OF THE PLAN

            3.1.    General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 14 hereof or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

            (i)     designate Grantees;

            (ii)     determine the type or types of Awards to be made to a Grantee;

            (iii)    determine the number of shares of Stock to be subject to an Award;

            (iv)   establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

            (v)    prescribe the form of each Award Agreement; and

            (vi)   amend, modify, or supplement the terms of any outstanding Award; and, in order to effectuate the purposes of the Plan, modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act. To the extent that the Board delegates its authority to make Awards as provided by this Section, all references in the Plan to the Board's authority to make Awards and determinations with respect thereto shall be deemed to include the Board's delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

            3.2.    Restrictions; No Repricing.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR that causes the Option or SAR to become subject to Section 409A, without the Grantee's written prior approval. Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company's stockholders. For this purpose, a "repricing" means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (B) any other action that is treated as a "repricing" under generally accepted accounting principles; and (C) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15 hereof. A cancellation and exchange under clause (C) would be considered a "repricing" regardless of whether it is treated as a "repricing" under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

66	Exact Sciences 2019 Proxy Statement

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

            3.3.    Award Agreements; Breach of Covenants; Cause.

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for Cause.

            3.4.    Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

            3.5.    No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

            3.6.    Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

            3.7.    Minimum Vesting Conditions.

Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards, (ii) shares delivered in lieu of fully vested cash incentive compensation under any applicable plan or program of the Company, and (iii) Awards to non-employee members of the Board that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period under this clause (iii) may not be less than 50 weeks after grant); provided, that, the Board may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 15); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Board's discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

4.
STOCK SUBJECT TO THE PLAN

            4.1.    Authorized Number of Shares.

Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Stock available for issuance under the Plan shall be 13,829,582. Subject to adjustments in accordance with Section 15 hereof, all 13,829,582 of such shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options. In addition, shares of Stock underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

            4.2.    Fungible Share Pool.

Subject to adjustment under Section 15 hereof, any Award that is not a Full-Value Award shall be counted against the share limits specified in Section 4.1 hereof as one share for each share of Common Stock subject to such Award and any Award that is a Full-Value Award shall be counted against the share limits specified in Section 4.1 hereof as 1.61 shares for each one share of Common Stock subject to such Full-Value Award. To the extent a share that was subject to an Award that counted as one share is returned to the Plan pursuant to Section 4.3 hereof, each applicable share reserve will be credited with one share. To the extent that a share that was subject to an Award that counts as 1.61 shares is returned to the Plan pursuant to Section 4.3 hereof, each applicable share reserve will be credited with 1.61 shares.

            4.3.    Share Counting.

The number of shares of Common Stock available for the purpose of Awards under the Plan shall be reduced by: (i) the total number of SARs exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Grantee as the result of a net settlement; and (ii) any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any Award. Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan. If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan. In addition, in the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan. Any shares of Common Stock repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of shares available for grant under the Plan set forth in Section 4.1 above.

Exact Sciences 2019 Proxy Statement	67

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN
5.
EFFECTIVE DATE, DURATION AND AMENDMENTS

            5.1.    Term.

The Plan becomes effective as of the Effective Date. The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2 hereof.

            5.2.    Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 hereof shall be contingent upon the approval of the Company's stockholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.
AWARD ELIGIBILITY AND LIMITATIONS

            6.1.    Service Providers.

Subject to this Section, Awards may be made to any Service Provider, including any Service Provider who is an officer, non-employee member of the Board, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

            6.2.    Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

            6.3.    Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2 hereof, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

            6.4.    Limits on Awards to Non-Employee Directors

The maximum value of Awards granted during any calendar year to any non-employee member of the Board, taken together with any cash fees paid to such non-employee member of the Board during the calendar year and the value of awards granted to the non-employee member of the Board under any other equity compensation plan of the Company or an Affiliate during the calendar year, shall not exceed $600,000 (calculating the value of any Awards or other equity compensation plan awards based on the grant date fair value for financial reporting purposes); provided, however, that Awards granted to a non-employee member of the Board upon his or her initial election to the Board or the board of directors of an Affiliate shall not be counted towards the limit under this Section 6.4. The Board may make exceptions to the limit in this paragraph in extraordinary circumstances for an individual non-employee member of the Board; provided that the director receiving such additional compensation may not participate in the decision to award such compensation.

7.
AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.
TERMS AND CONDITIONS OF OPTIONS

            8.1.    Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

68	Exact Sciences 2019 Proxy Statement

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

            8.2.    Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

            8.3.    Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

            8.4.    Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

            8.5.    Method of Exercise.

An Option that is exercisable may be exercised by the Grantee's delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

            8.6.    Rights of Holders of Options.

An individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

            8.7.    Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

            8.8.    Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.
TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

            9.1.    Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for an SAR shall specify the SAR Exercise Price, which shall be fixed at the Fair Market Value of a share of Stock on the Grant Date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR's grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR.

            9.2.    Other Terms.

The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

            9.3.    Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

            9.4.    Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

            (i)    the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

            (ii)     the number of shares of Stock with respect to which the SAR is exercised.

Exact Sciences 2019 Proxy Statement	69

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN
10.
TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

            10.1.    Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a "restricted period") and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2 hereof. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

            10.2.    Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

            10.3.    Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

            10.4.    Rights of Holders of Restricted Stock Units.

    10.4.1.    Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified in Section 17.9.1 hereof for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

    10.4.2.    Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

    10.4.3.    Creditor's Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

            10.5.    Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 hereof or, in the discretion of the Board, in consideration for past Services rendered.

            10.6.    Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

11.
FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

            11.1.    General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

            11.2.    Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

70	Exact Sciences 2019 Proxy Statement

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

            11.3.    Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3 hereof.

            11.4.    Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company's withholding of shares of Stock otherwise due to the exercising Grantee.

12.
TERMS AND CONDITIONS OF PERFORMANCE AWARDS

            12.1.    Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Such Awards are referred to as "Performance Awards."

            12.2.    Performance Goals Generally.

The performance goals for Performance Awards shall consist of one or more business or other criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12. The Committee may determine that Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). The Committee may determine the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company's financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

            12.3.    Business Criteria.

For purposes of Performance Awards, the Committee may select any business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), including any of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre-or after-tax income (before or after allocation of corporate overhead and bonuses; net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of, share price; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reduction in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins; gross margins or cash margin; year-end cash; debt reductions; shareholder equity; regulatory performance; implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel; and any other business criteria established by the Committee.

13.
OTHER STOCK-BASED AWARDS

            13.1.    Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company, including without limitation, the Company's incentive compensation plan. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

            13.2.    Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

Exact Sciences 2019 Proxy Statement	71

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN
14.
REQUIREMENTS OF LAW

            14.1.    General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

            14.2.    Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.
EFFECT OF CHANGES IN CAPITALIZATION

            15.1.    Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Options and Other Stock-based Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4 hereof) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

            15.2.    Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 15.3 hereof, in the event of (a) the liquidation or dissolution of the Company or (b) a reorganization, merger, exchange or consolidation of the Company or involving the shares of Common Stock (a "Transaction"), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and Stock Appreciation Rights pursuant to this Section 15.2 in connection with a Transaction in which the consideration paid or distributed to the Company's stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and Stock Appreciation Rights upon consummation of the Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Transaction to exercise the Options or SARs (whether or not they were otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected

72	Exact Sciences 2019 Proxy Statement

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

            15.3.    Change in Control

    15.3.1.    Consequences of a Change in Control

Except as otherwise specifically provided in the applicable Award Agreement and notwithstanding any provision herein to the contrary, upon the consummation of a Change in Control: (i) all outstanding Awards shall remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there shall be automatically substituted for the shares of Common Stock then subject to such Awards the consideration payable with respect of the outstanding shares of Common Stock in connection with the Change in Control and (ii) the time vesting and exercisability of all outstanding Awards shall immediately accelerate by a period of 12 months, provided that this clause (ii) shall apply to Performance Awards such that if the applicable performance period is scheduled to end within 12 months following the Change in Control, the Performance Award shall be deemed to have been fully vested and earned as of the Change in Control based upon the greater of (A) an assumed achievement of all relevant performance goals at the "target" level or (B) the actual level of achievement of all relevant performance goals as of the Change in Control. In addition to the foregoing, with respect to Awards granted prior to the consummation of the Change in Control, in the event that any such Grantee who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the Change in Control is terminated without Cause or terminates his or her own employment for Good Reason prior to the first anniversary of the consummation of the Change in Control: (1) all Options and SARs outstanding on the date such Grantee's employment is terminated, shall become immediately exercisable in full and will terminate, to the extent unexercised, on their scheduled expiration date, and if the shares of Common Stock subject to such Options and SARs are subject to repurchase provisions then such repurchase provisions shall immediately lapse; (2) all Restricted Stock Awards that are not Performance Awards outstanding on the date such Grantee's employment is terminated, shall become vested in full and free of all repurchase provisions; (3) all Restricted Stock Units that are not Performance Awards outstanding on the date such Grantee's employment is terminated, shall become vested in full, and if the shares of Common Stock subject to such Restricted Stock Units are subject to repurchase provisions then such repurchase provisions shall immediately lapse; (4) all Other Stock-based Awards that are not Performance Awards shall become exercisable, realizable or vested in full, and shall be free of all repurchase provisions, as the case may be; and (5) all Restricted Stock Awards, Restricted Stock Units and Other Stock-based Awards that are Performance Awards shall become fully vested and earned based upon the greater of (A) an assumed achievement of all relevant performance goals at the "target" level or (B) the actual level of achievement of all relevant performance goals as of the Change in Control.

    15.3.2.    Change in Control Defined

A Change in Control shall mean: (i) any merger, consolidation or purchase of outstanding capital stock of the Company after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event (other than as a result of a financing transaction) or (ii) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction).

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a "change in control event" pursuant to the definition of such term in Section 409A.

    15.3.3.    Parachute Awards.

Except as otherwise specifically provided in the applicable Award Agreement, notwithstanding the provisions of Section 15.3.1 hereof, if, in connection with an Change in Control described therein, a tax under Section 4999 of the Code would be imposed on the Grantee (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280(G)(b)(5) of the Code), then the number of Awards which shall become exercisable, realizable or vested as provided in such section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Grantee (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Grantee under Section 4999 of the Code in connection with the Change in Control, then the Awards shall become immediately exercisable, realizable, and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 15.3.3 shall be made by the Company.

            15.4.    Adjustments.

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.
NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

Exact Sciences 2019 Proxy Statement	73

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN
17.
TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

            17.1.    Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

            17.2.    Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

            17.3.    Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations (up to maximum statutory rates). The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

            17.4.    Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

            17.5.    Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

            17.6.    Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

            17.7.    Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

            17.8.    Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Wisconsin without giving effect to the principles of conflicts of law, provided that the provisions set forth herein that are required to be governed by the Delaware General Corporation Law shall be governed by such law.

            17.9.    Section 409A.

    17.9.1.    Short-Term Deferrals.

For each Award intended to comply with the short-term deferral exception provided for under Section 409A, the related Award Agreement shall provide that such Award shall be paid out by the later of (i) the 15th day of the third month following the Grantee's first taxable year in which the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company's first taxable year in which the Award is no longer subject to a substantial risk of forfeiture.

74	Exact Sciences 2019 Proxy Statement

ANNEX A—EXACT SCIENCES CORPORATION 2019 OMNIBUS LONG-TERM INCENTIVE PLAN

    17.9.2.    Adjustments.

To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A as a result of any provision of any Award, to the extent permitted by Section 409A, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Board shall determine the nature and scope of such amendment.

            17.10.    Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

            17.11.    Transferability of Awards.

    17.11.1.    Transfers in General.

Except as provided in Section 17.11.2 hereof, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee's personal representative) may exercise rights under the Plan.

    17.11.2.    Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.11.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.11.2 or by will or the laws of descent and distribution.

            17.12.    Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to shareholders, as determined in the sole discretion of the Committee.

            17.13.    Clawback.

                    17.13.1.    If any of the Company's financial statements are required to be restated, the Company may recover all or a portion of any Award made to any Grantee with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement. The amount to be recovered shall be the amount, as determined by the Committee, by which the affected Award exceeds the amount that would have been payable had the financial statements been initially filed as restated. In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law.

                    17.13.2.    Any Award, amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy or any applicable law, as may be in effect from time to time. A Grantee's receipt of an Award shall be deemed to constitute the Grantee's acknowledgment of and consent to the Company's application, implementation and enforcement of any applicable Company clawback policy and any provision of applicable law relating to cancellation, recoupment, rescission or payback of compensation that may apply to the Grantee, whether adopted prior to or following the date of the Award. The Company may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

Exact Sciences 2019 Proxy Statement	75

ANNUAL MEETING OF STOCKHOLDERS OF EXACT SCIENCES CORPORATION July 25, 2019 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20233300000000001000 0 072519 independent registered public accounting firm for 2019. the Company's named executive officers. Omnibus Long-Term Incentive Plan. meeting and any adjournment thereof. changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect two members of the board of directors to serve for three-year terms as Class I Directors, each such director to serve for such term and until his or her respective successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. The Board recommends a vote FOR all nominees. NOMINEES: FOR ALL NOMINEESO Kevin T. Conroy O Katherine S. Zanotti WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. Proposal to ratify the selection of BDO USA, LLP as our 3. Proposal to approve on an advisory basis the compensation of 4. Proposal to approve the Exact Sciences Corporation 2019 5. To transact such other business as may properly come before the annual THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4. PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 25, 2019. THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT http://www.astproxyportal.com/ast/11534/. COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

ANNUAL MEETING OF STOCKHOLDERS OF EXACT SCIENCES CORPORATION July 25, 2019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 25, 2019. THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT http://www.astproxyportal.com/ast/11534/. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20233300000000001000 0 072519 independent registered public accounting firm for 2019. the Company's named executive officers. Omnibus Long-Term Incentive Plan. meeting and any adjournment thereof. changes to the registered name(s) on the account may not be submitted via Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To elect two members of the board of directors to serve for three-year terms as Class I Directors, each such director to serve for such term and until his or her respective successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. The Board recommends a vote FOR all nominees. NOMINEES: FOR ALL NOMINEESO Kevin T. Conroy O Katherine S. Zanotti WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: FOR AGAINST ABSTAIN 2. Proposal to ratify the selection of BDO USA, LLP as our 3. Proposal to approve on an advisory basis the compensation of 4. Proposal to approve the Exact Sciences Corporation 2019 5. To transact such other business as may properly come before the annual THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3 AND 4. PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that this method. Signature of Stockholder Date: Signature of StockholderDate:

0 EXACT SCIENCES CORPORATION Proxy for Annual Meeting of Stockholders July 25, 2019 SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Kevin T. Conroy and D. Scott Coward together, and each of them singly, proxies, with full power of substitution to vote all shares of stock of Exact Sciences Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Exact Sciences Corporation to be held on Thursday, July 25, 2019, at 10:00 a.m. local time, at The Edgewater, Grand Ballrooms A and B, 1001 Wisconsin Place, Madison, Wisconsin 53703 and at any adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 15, 2019, a copy of which has been received by the undersigned. CONTINUED AND TO BE SIGNED ON REVERSE SIDE 14475 1.1